================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          THE LINCOLN ELECTRIC COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              FREDERICK G. STUEBER
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: Not Applicable

     (2) Aggregate number of securities to which transaction applies: Not Applicable

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable

     (4) Proposed maximum aggregate value of transaction: Not Applicable

     (5) Total fee paid: Not Applicable

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: Not Applicable

     (2) Form, Schedule or Registration Statement No.: Not Applicable

     (3) Filing Party: Not Applicable

     (4) Date Filed: Not Applicable

================================================================================

                           [LINCOLN ELECTRIC LOGO]

Dear Shareholder:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders, which will be held on May 27, 1997 at 4:00 p.m. at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio 44124. A map showing the location of the Landerhaven is on the back cover. No admission tickets are necessary.

     The Notice of and the Proxy Statement for the Annual Meeting are enclosed. Holders of Common Shares and Class B Common Shares will find enclosed a proxy card and an envelope in which to return it. If you cannot attend, or if you plan to be present but want the proxy holders to vote your shares, please sign, date and return the card at your earliest convenience.

     Although the Class A Common Shares vote only on certain matters specified in the charter, none of which arise this year, we encourage the holders of such shares to attend the meeting and to review the enclosed information.

     Participants in each of the Company's Employee Stock Ownership Plan and Employee Savings Plan are also encouraged to return the voting direction forms applicable to such Plans, which are enclosed with materials being sent to such participants.

     In addition to the election of Directors and the other matters set forth in the accompanying Proxy Statement, voting shareholders are being asked to approve an amendment to the Company's Restated Articles of Incorporation to eliminate the Class B Common Shares, with the consequence that existing Class B Common Shares will be changed into Common Shares. You are also being asked to approve an increase in the authorized Common Shares and Class A Common Shares of the Company. We are also proposing amendments to the Company's Code of Regulations that modernize certain provisions relating to the Company's Annual Meeting and meetings of the Company's Board of Directors. Your Board of Directors recommends a vote "FOR" the Reclassification Amendment. The Board of Directors believes that the more simplified capital structure is in the best interests of the Company and its shareholders. Your Board of Directors also recommends a vote "FOR" the increase in authorized Common Shares and Class A Common Shares and the Regulations Amendments.

     As announced previously, I am retiring as Chairman this year and thus will not be standing for reelection to the Board. I will, however, preside at the Annual Meeting of Shareholders and look forward to seeing you there. Your support during my tenure as an Officer and Director of Lincoln Electric has been greatly appreciated.

                                            Sincerely,

                                            DONALD F. HASTINGS
                                            Chairman
                                            The Lincoln Electric Company

April 28, 1997

                           [LINCOLN ELECTRIC LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                TO SHAREHOLDERS OF THE LINCOLN ELECTRIC COMPANY

Notice is hereby given that the Annual Meeting of Shareholders of The Lincoln Electric Company will be held at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio 44124 on Tuesday, May 27, 1997 at 4:00 p.m. The principal business of the meeting will be:

        (a) To elect four directors, each to serve for a term of three years and until his or her successor shall have been elected and qualified.

        (b) To consider and act upon the Reclassification of the Company's Class B Common Shares as set forth in the accompanying Proxy Statement.

        (c) To consider and act upon proposed amendments to Article Fourth of the Company's Articles to increase the number of authorized Common Shares and Class A Common Shares.

        (d) To consider and act upon proposed amendments to Article II and
            Article III of the Company's Code of Regulations.

        (e) To ratify and approve the selection of Ernst & Young LLP as independent auditors of the Company for the year 1997.

        (f) To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on April 18, 1997 as the record date for the determination of those holders of Common Shares and Class B Common Shares entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                            FREDERICK G. STUEBER
                                            Senior Vice President, General
                                            Counsel and Secretary

                                            The Lincoln Electric Company
                                            22801 St. Clair Avenue
                                            Cleveland, Ohio 44117-1199

April 28, 1997

              IMPORTANT -- THE PROXY FOR HOLDERS OF COMMON SHARES
                     AND CLASS B COMMON SHARES IS ENCLOSED

 PLEASE SIGN, DATE AND RETURN YOUR ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.

                          THE LINCOLN ELECTRIC COMPANY
                             22801 St. Clair Avenue
                           Cleveland, Ohio 44117-1199
                                 (216) 481-8100

                          ---------------------------
                                PROXY STATEMENT
                          ---------------------------

     The Board of Directors of The Lincoln Electric Company (the "Company") is furnishing this proxy statement to the Company's shareholders in connection with our solicitation of proxies to be used at the Annual Meeting of Shareholders of the Company to be held on May 27, 1997.

     If you sign and return the enclosed proxy card, the shares represented by the card will be voted as indicated thereon. Without affecting any vote previously taken, you may revoke your proxy by delivery to the Company of a new, later dated proxy with respect to the same shares, or by giving written notice to the Company before or at the Annual Meeting. Your presence at the Annual Meeting will not in and of itself revoke your proxy appointment.

     At the close of business on April 18, 1997, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, the Company had outstanding and entitled to vote 10,488,212 Common Shares and 486,772 Class B Common Shares. Each Common Share and Class B Common Share is entitled to one vote on each matter brought before the meeting. The Company also had 13,837,697 Class A Common Shares outstanding on the record date. Pursuant to the terms of the Class A Common Shares, holders thereof do not participate in the election of directors and are not entitled to vote on the other matters proposed for action at the Annual Meeting.

     In addition to the solicitation of proxies by the use of the mails, the Company may solicit the return of proxies in person and by telephone and telecopy. Brokerage houses, banks and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses. The cost of the solicitation of proxies will be borne by the Company.

     At the Annual Meeting, the results of shareholder voting will be tabulated by the inspector of elections appointed for the Annual Meeting. Under Ohio law and the Company's Restated Articles of Incorporation (the "Articles") and Code of Regulations (the "Regulations"), properly signed proxies that are marked "abstain" or are held in "street name" by brokers and not voted on one or more of the items before the meeting (if otherwise voted on at least one item) will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting. Votes withheld in respect of the election of Directors will not be counted in determining the election of Directors. Abstentions and broker non-votes in respect of Items 2, 3, 4 and 5 will have the same effect as votes against such item.

     If you are receiving multiple copies of the Company's Annual Report, you may call the Company's Shareholder Services at 1-800-942-5909 to request that one copy be sent to you for all of your accounts. Shareholders owning shares beneficially may give permission to their nominees to request the discontinuance of multiple mailings. You may resume mailing of an Annual Report to an account by calling the Company's Shareholder Services. The elimination of duplicate mailings will not affect the mailing of dividends, dividend reinvestment statements, proxy materials and special notices.

                             ELECTION OF DIRECTORS

                                   Item No. 1

     The Company's Regulations provide for three classes of Directors whose terms expire in different years. The class of Directors to be elected in 1997, who will hold their positions for a term of three years and until the election of their successors, has been fixed at four. Unless otherwise directed, proxies in the accompanying form will be voted in favor of electing to that class: David C. Lincoln, G. Russell Lincoln, Henry L. Meyer, III, and Frank L. Steingass, all of whom have been previously elected as Directors by the shareholders. If any of the Director nominees should become unavailable, it is intended that the proxies will be voted as the Board of Directors shall determine. The Company has no reason to believe that any of the Director nominees will be unavailable. Ohio's General Corporation Law provides that, a quorum being present, the four Director nominees receiving the greatest number of votes will be elected as Directors of the Company.

     The following table sets forth information concerning the Director nominees and the Directors whose terms of office will continue after the meeting. Hugh L. Libby, whose term is expiring this year, is not standing for re-election.

---------------------------------------------------------------------------------------------
      NOMINEES FOR TERMS ENDING IN 2000                      CURRENT OCCUPATION
---------------------------------------------------------------------------------------------
David C. Lincoln                                President, Arizona Oxides LLC
  Director since 1958                           (manufacturer of iron oxide pigments);
  Member -- Compensation Committee,             Chairman of the Board of Lincoln Laser Co.
               Finance Committee, and           (manufacturer of laser scanning equipment)
               Nominating Committee
Age -- 71
---------------------------------------------------------------------------------------------
G. Russell Lincoln                              President of N.A.S.T. Inc. (financial
  Director since 1989                           consultants); Former Chairman of the Board
  Member -- Compensation Committee and          and Chief Executive Officer of Algan, Inc.
               Nominating Committee             (manufacturer of industrial coatings and
                                                chemicals for the printing industry)
Age -- 50
---------------------------------------------------------------------------------------------
Henry L. Meyer, III                             Vice Chairman of the Board and Chief
  Director since 1994                           Operating Officer of KeyCorp (banking)
  Member -- Compensation Committee and
            Nominating Committee
Age -- 47
Mr. Meyer was elected Vice Chairman of the Board and Chief Operating Officer of KeyCorp in
September, 1996. Prior to his election as Vice Chairman and Chief Operating Officer of
KeyCorp (formerly known as Society Corporation), Mr. Meyer served in senior executive positions with KeyBank (formerly Society National Bank), a subsidiary of KeyCorp, including most recently as Chairman of the Board and Chief Executive Officer.
---------------------------------------------------------------------------------------------
Frank L. Steingass                              Chairman of the Board and President of
  Director since 1971                           Buehler/Steingass, Inc. (commercial printers)
  Member -- Audit Committee and Nominating
            Committee
Age -- 57
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
      DIRECTORS WHOSE TERMS END IN 1999                      CURRENT OCCUPATION
---------------------------------------------------------------------------------------------
Harry Carlson                                   Former Vice Chairman of the Company
  Director since 1973
  Member -- Finance Committee and
               Audit Committee
Age -- 62
Mr. Carlson retired on June 30, 1995. Prior to that time, he served as Vice Chairman of the
Company.
---------------------------------------------------------------------------------------------
David H. Gunning                                Principal of Encinitos Ventures; Former
  Director since 1987                           Chairman, President and Chief Executive
  Member -- Finance Committee and               Officer of Capitol American Financial Corp.
               Audit Committee                  (insurance company)
Age -- 54
Mr. Gunning served as Chairman, President and Chief Executive Officer of Capitol American
Financial Corp. from 1993 until its sale in early 1997. Prior to that time, he was a partner in the law firm of Jones, Day, Reavis & Pogue.
---------------------------------------------------------------------------------------------
Edward E. Hood, Jr.                             Former Vice Chairman of the Board and
  Director since 1993                           Executive Officer of The General Electric
  Member -- Compensation Committee and          Company
               Finance Committee
Age -- 66
Mr. Hood retired from The General Electric Company in 1993. Mr. Hood is a director of
Lockheed Martin Corporation and Gerber Scientific Inc.
---------------------------------------------------------------------------------------------
Paul E. Lego                                    President of Intelligence Enterprises, Inc.
  Director since 1993                           (consulting)
  Member -- Compensation Committee and
            Finance Committee
Age -- 66
Mr. Lego has served as President of Intelligent Enterprises, Inc. since 1993. Prior to that time, he was Chairman and Chief Executive Officer of Westinghouse Electric Corporation. Mr.
Lego is Chairman of Commonwealth Aluminum Corp. and is a director of Consolidated Natural Gas
Company, PNC Bank Realty Holding Company and USX Corporation.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
      DIRECTORS WHOSE TERMS END IN 1998                      CURRENT OCCUPATION
---------------------------------------------------------------------------------------------
Kathryn Jo Lincoln                              Chairman of The Lincoln Institute of Land
  Director since 1995                           Policy and Vice President of The Lincoln
  Member -- Audit Committee and                 Foundation, Inc. (non-profit corporations for
               Nominating Committee             educational purposes)
Age -- 42
---------------------------------------------------------------------------------------------
Frederick W. Mackenbach                         Former President and Chief Operating Officer
  Director since 1992                           of the Company
  Member -- Finance Committee
Age -- 66
Mr. Mackenbach retired on March 31, 1996. He served as President of the Company from August
1, 1992 through his retirement date (and as Chief Operating Officer from November 1, 1992 until his retirement).
---------------------------------------------------------------------------------------------
Anthony A. Massaro                              President and Chief Executive Officer of the
  Director since April 1, 1996                  Company (effective November 1, 1996)
  Member -- Finance Committee
Age -- 53
Mr. Massaro was elected President and Chief Executive Officer on November 1, 1996. From April
1 through October 31, 1996, Mr. Massaro served as President and Chief Operating Officer. From
September, 1995 through March 31, 1996, he served as Executive Vice President of the Company directing international operations. Prior to that time he was President and Chief Executive
Officer of Lincoln Electric Europe. Mr. Massaro joined the Company in August 1993. His previous business experience includes service as a President and an Executive Vice President of Westinghouse Electric Corporation.
---------------------------------------------------------------------------------------------
Lawrence O. Selhorst                            Chairman of the Board and Chief Executive
  Director since 1992                           Officer of American Spring Wire Corporation
  Member -- Audit Committee and                 (manufacturer of specialty wires)
               Nominating Committee
Age -- 64
Mr. Selhorst is a director of Park-Ohio Industries, Inc.
---------------------------------------------------------------------------------------------
Craig R. Smith                                  Former Chairman and Chief Executive Officer
  Director since 1992                           of Ameritrust Corporation (banking)
  Member -- Audit Committee and Finance
            Committee
Age -- 71
Mr. Smith was Chairman and Chief Executive Officer of Ameritrust Corporation from 1990 until his retirement in 1992; Retired Chairman and Chief Executive Officer, The Warner & Swasey
Company; Retired Chairman and prior thereto interim Chief Executive Officer, Ransburg
Corporation.
---------------------------------------------------------------------------------------------

     Except as otherwise indicated, each of the Directors and Director nominees has had the principal occupation indicated for more than five years.

                              FAMILY RELATIONSHIPS
                              --------------------

     The Company was founded by John C. Lincoln, and managed for many years by his brother, James F. Lincoln. David C. Lincoln is the son of John C. Lincoln and the father of Kathryn Jo Lincoln. G. Russell Lincoln and Frank L. Steingass are the grandsons of James F. Lincoln, and first cousins; Harry Carlson is married to a granddaughter of James F. Lincoln and is therefore related to Frank
L. Steingass and G. Russell Lincoln as a first cousin by marriage.

                                BOARD COMMITTEES
                                ----------------

     The Board of Directors maintains, among other committees, an Audit Committee, a Finance Committee, a Nominating Committee and a Compensation Committee, the members of which are identified on pages 2, 3 and 4 of this Proxy Statement.

     The Audit Committee met five times in 1996. The Audit Committee recommends engagement of the independent auditors, reviews the arrangement and scope of the audit, reviews the financial statements and performance of the independent auditors, reviews the activities and recommendations of the Company's internal auditors, considers comments made by the independent auditors with respect to the Company's system of internal accounting control, reviews internal accounting procedures and controls with the Company's financial and accounting staff and reviews non-audit services provided by the Company's independent auditors.

     The Compensation Committee met eight times in 1996. The Compensation Committee reviews the salary levels of the executive officers and administrative personnel of the Company, including all compensation arrangements, the Retirement Annuity Program and all other employee benefit programs, other than health and welfare programs.

     The Nominating Committee met six times in 1996. The Committee evaluates the composition of the Board of Directors and makes recommendations to the Board of Directors as to nominees (including any nomination of qualified candidates submitted in writing by shareholders to the Secretary of the Company) for Director to be submitted to the shareholders. The second function of the Nominating Committee is to advise and make recommendations with respect to executive officer positions in the Company.

     The Finance Committee met six times in 1996. The Finance Committee considers in more detail than is possible in full Board of Director meetings matters relating to the financial operation of the Company. Deliberations of the Finance Committee result in (i) a report to the Board of Directors accompanied by any recommendations the Finance Committee deems appropriate; (ii) interaction with management on matters under the purview of the Finance Committee; and (iii) discussions with management on changes in such matters, which if appropriate are reported to the Board of Directors.

                           COMPENSATION OF DIRECTORS
                           -------------------------

     Directors who are not Company employees are paid an annual retainer of $20,000, $10,000 of which is payable in restricted voting shares pursuant to the Non-Employee Directors' Restricted Stock Plan. Such shares vest at the earlier of three years, death or retirement from the Board of Directors. Pursuant to the Plan, the Company during January 1996 issued 417 Common Shares to each of the thirteen non-employee directors serving at such time. The Company also issued 313 Common Shares to Mr. Mackenbach in partial satisfaction of his annual retainer for the last nine months of 1996, following his retirement on March 31, 1996.

     Non-employee Directors are also paid the following fees: Board meeting fee, $1,000; annual retainer for each committee membership, $2,000; and committee meeting fee, $800. Each committee chair is also paid an annual fee of $2,000. During 1996 a committee of four non-employee directors participated in a special assignment at the request of the full Board and served on an advisory committee addressing succession issues. The non-employee directors serving on the advisory committee received $2,000 a month. The committee was discontinued at the end of 1996.

     Pursuant to the Non-Employee Directors' Deferred Compensation Plan adopted in 1995, non-employee Directors of the Company have the opportunity to defer payment of all or a portion of their annual cash compensation. Each Director may elect to defer a specified dollar amount or percentage of his or her fees. The deferral will be credited to his or her account and deemed invested in either an obligation of the Company adjusted in accordance with the return of Standard & Poor's 500 Composite Stock Index, as calculated quarterly, and/or an obligation of the Company earning interest at a rate equal to the Moody's Corporate Average Bond Index, adjusted on a quarterly basis. Payment of fees deferred under the Plan, with earnings, will commence as of the earlier of termination of services as a Director, death or a date not less than 2 years after such fees are deferred as elected by the Director. At December 31, 1996 two Directors had elected to defer compensation pursuant to such Plan.

     The Company has established a Directors' Charitable Award Program for non-employee Directors, funded through insurance policies on the lives of the participating Directors. In 1996 the Company paid $215,656 in premiums on such policies. Upon the death of a participating Director, the Company will donate an aggregate of $500,000 (in ten annual installments) to one or more qualified charitable organizations recommended by such Director and approved by the Company. The Directors derive no financial benefit from the Program since all charitable deductions and cash surrender value of life insurance policies accrue solely to the Company. All non-employee Directors, other than David C. Lincoln, Henry Meyer and Frank Steingass, currently participate in the Program. Five years of service as a Director are required to vest benefits under the Program.

     Eight meetings of the Board of Directors were held during 1996. Every Director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which such Director served.

                        SECURITY OWNERSHIP OF MANAGEMENT
                        --------------------------------
                         AND CERTAIN BENEFICIAL OWNERS
                         -----------------------------

     The following table sets forth certain information regarding ownership of the Company's equity securities as of March 31, 1997 by the Directors and Director nominees, each of the Executive Officers named in the Summary Compensation Table on page 10 and all Directors and Executive Officers as a group. Also set forth on the next page is information with respect to any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company as of March 31, 1997 to be an owner of more than 5% of any class of the Company's voting securities. Except as otherwise indicated, voting and investment power with respect to shares reported in this table is not shared with others.

     The Company currently has two classes of voting securities, Common Shares and Class B Common Shares, which vote together as one class on all matters unless otherwise provided by law. If the Reclassification is approved, the Class B Common Shares will be changed into Common Shares. See "Reclassification -- Item No. 2." The Company also has one class of equity securities that only votes in certain specified situations, Class A Common Shares. The rights of the three classes of common equity are identical except as otherwise specified in the Company's Articles. Class B Common Shares have been issued by the Company only to the trust established by the Company's profit-sharing plan, The Lincoln Electric Company Employee Stock Ownership Plan (the "ESOP"). Aside from a small number of shares distributed in kind to employees upon separation from the Company, the trust holds of record all of the Class B Common Shares. Percentages of equity ownership are set forth in the following table, including percentage ownership by class for each of the three classes, and percentage ownership of all outstanding voting shares, aggregating the Common Shares and Class B Common Shares.

                           BENEFICIAL OWNERSHIP TABLE

                                                   VOTING SHARES                        NON-VOTING SHARES
                                   ---------------------------------------------   ----------------------------
           NON-OFFICER               NUMBER OF                                         NUMBER OF
          DIRECTORS AND            VOTING SHARES        PERCENT     PERCENT OF     NON-VOTING SHARES   PERCENT
        DIRECTOR NOMINEES           OWNED(1)(2)         OF CLASS   VOTING SHARES       OWNED(1)        OF CLASS
---------------------------------  -------------        --------   -------------   -----------------   --------
Harry Carlson....................      141,783(3)          1.35%        1.29%            130,354(4)         *
David H. Gunning.................        4,555                *            *                   0            *
Edward E. Hood, Jr...............        2,055                *            *               1,000            *
Paul E. Lego.....................        2,555                *            *               1,500            *
Hugh L. Libby....................       14,125                *            *              13,070            *
David C. Lincoln.................    2,417,355(5)         23.04%       22.02%            979,807(6)      7.08%
G. Russell Lincoln...............       73,241(7)             *            *              70,890(8)         *
Kathryn Jo Lincoln...............        3,755                *            *               2,700            *
Frederick W. Mackenbach..........       50,768(9)             *            *              50,150(10)        *
Henry L. Meyer, III..............        2,555(11)            *            *               1,500(12)        *
Lawrence O. Selhorst.............        2,055                *            *               1,000            *
Craig R. Smith...................        4,605(13)            *            *               3,550(14)        *
Frank L. Steingass...............      109,529(15)         1.04%           *             114,919(16)        *

NAMED EXECUTIVE OFFICERS

Donald F. Hastings...............       64,780(17)            *            *              67,580(19)        *
Anthony A. Massaro...............        1,763                *            *               1,000            *
H. Jay Elliott...................        7,878(18)            *            *               7,308            *
John M. Stropki, Jr..............        4,550(20)            *            *               7,381(21)        *
David J. Fullen..................        2,300                *            *               2,300            *
Frederick G. Stueber.............        2,538(18)(22)        *            *               2,500(22)        *
Richard C. Ulstad................        1,200                *            *               9,269(23)        *
All Directors and Executive
  Officers as a group (34
  persons).......................    2,953,440            28.16%       26.91%          1,494,444         10.8%

OTHER PERSONS

The Lincoln Electric Company
  Employee Stock Ownership Plan
22801 St. Clair Avenue
Cleveland, Ohio 44117-1199.......      479,686(18)        98.54%**      4.37%            518,436         3.75%

---------------

 * indicates less than 1%.

** indicates percentage ownership of Class B Common Shares

 (1) Reported in accordance with the beneficial ownership rules of the Securities and Exchange Commission (the "Commission"), under which a person is deemed to be the beneficial owner of a security, for these purposes, if he or she has or shares voting power or investment power in respect of such security or has the right to acquire such security within 60 days.

 (2) Includes Common Shares subject to forfeiture and restrictions on transfer issued pursuant to the Company's Non-Employee Directors' Restricted Stock Plan.

 (3) Of the 141,783 shares, Mr. Carlson holds of record 67,691 shares and the remaining 74,092 shares are held of record by his spouse. Mr. Carlson disclaims beneficial ownership of the shares held by his spouse.

 (4) Of the 130,354 shares, Mr. Carlson holds of record 65,982 shares and the remaining 64,372 shares are held of record by his spouse. Mr. Carlson disclaims beneficial ownership of the shares held by his spouse.

 (5) Of the 2,417,355 shares, David C. Lincoln and his wife hold of record an aggregate of 368,805 shares. The remaining 2,048,600 shares are held of record as follows: 998,550 shares by The Lincoln Foundation, Inc., of which Mr. Lincoln is President and a member of the Board of Trustees, as to which shares Mr. Lincoln disclaims beneficial ownership; 349,520 shares by the Estate of Helen C. Lincoln, of which Mr. Lincoln is a co-administrator, as to which shares Mr. Lincoln disclaims beneficial ownership; 75,240 shares by a trust for which Mr. Lincoln serves as a trustee and in which he has a lifetime pecuniary interest and as to which he otherwise disclaims beneficial ownership; 75,240 shares by a trust for which Mr. Lincoln serves as a trustee and in which his sister has a lifetime pecuniary interest, as to which shares Mr. Lincoln disclaims beneficial ownership; 500,000 shares by LFM, Inc., a corporation of which Mr. Lincoln is President, as to which shares Mr. Lincoln disclaims beneficial ownership; 30,000 shares by The Lincoln Fund, a Lincoln family partnership of which Mr. Lincoln is Managing Director; and 20,000 shares by a trust of which Mr. Lincoln is a trustee, for the benefit of his nephew, as to which shares Mr. Lincoln disclaims beneficial ownership.

 (6) Of the 979,807 shares, David C. Lincoln and his wife hold of record an aggregate of 367,750 shares. The remaining 612,107 shares are held of record as follows: 109,572 shares by The Lincoln Foundation, Inc., of which Mr. Lincoln is president and a member of the Board of Trustees, as to which shares Mr. Lincoln disclaims beneficial ownership; 54,866 shares by the Estate of Helen C. Lincoln, of which Mr. Lincoln is a co-administrator, as to which shares Mr. Lincoln disclaims beneficial ownership; 397,619 shares by LFM, Inc., a corporation of which Mr. Lincoln is President, as to which shares Mr. Lincoln disclaims beneficial ownership; 30,000 shares by The Lincoln Fund, a Lincoln family partnership of which Mr. Lincoln is Managing Director; and 20,000 shares by a trust of which Mr. Lincoln is a trustee, for the benefit of his nephew, as to which shares Mr. Lincoln disclaims beneficial ownership.

 (7) Of the 73,241 shares, G. Russell Lincoln holds of record 58,555 shares and 5,996 shares are held of record by three trusts, as to each of which Mr. Lincoln is a trustee, for the benefit of his minor children. Mr. Lincoln is also a trustee of 8,690 shares for the Laura P. Heath Family Trust. Mr. Lincoln disclaims beneficial ownership of the shares held by the trusts.

 (8) Of the 70,890 shares, Mr. Lincoln holds of record 57,500 shares. The balance are held by four trusts, as set forth in footnote 7.

 (9) Of the 50,768 shares, 618 shares are held of record by Mr. Mackenbach and the remaining 50,150 shares are held of record by Mr. Mackenbach and his spouse, as Trustees of the Mackenbach Community Trust.

(10) Held of record by Mr. Mackenbach and his spouse, as Trustees of the Mackenbach Community Trust.

(11) Held of record by a trust established by Mr. Meyer and his spouse under which Mr. Meyer may be deemed to share voting and investment power.

(12) Held of record by a trust established by Mr. Meyer and his spouse under which Mr. Meyer may be deemed to share voting and investment power.

(13) Held of record by a trust established by Mr. Smith, under which he has sole voting authority and shared investment authority.

(14) Held of record by a trust established by Mr. Smith, under which he has sole voting authority and shared investment authority.

(15) Of the 109,529 shares, Mr. Steingass holds of record 102,830 shares. The remaining 6,699 shares are held of record as follows: 1,200 shares by Buehler/Steingass, Inc., a corporation of which Mr. Steingass is Chairman of the Board and President, as to which shares Mr. Steingass disclaims beneficial ownership; and 5,499 shares by Mr. Steingass' spouse, as to which shares Mr. Steingass disclaims beneficial ownership.

(16) Of the 114,919 shares, Mr. Steingass holds of record 103,556 shares. The remaining 11,363 shares are held of record as follows: 564 shares by Buehler/Steingass, Inc., a corporation of which Mr. Steingass is Chairman of the Board and President, as to which shares Mr. Steingass disclaims beneficial ownership; and 10,799 shares by Mr. Steingass' spouse, as to which shares Mr. Steingass disclaims beneficial ownership.

(17) Of the 64,780 shares, Mr. Hastings holds of record 64,720 shares and the remaining 60 shares are held of record by his spouse. Mr. Hastings disclaims beneficial ownership of the shares held by his spouse.

(18) The shares indicated for Messrs. Elliott and Stueber do not include the 479,686 Class B Common Shares or the 518,436 Class A Common Shares held of record by the trustee of the ESOP, National City Bank, for the benefit of participants and beneficiaries in the ESOP. Key Trust Company of Ohio, N.A. has been named as special trustee of the ESOP for purposes of voting the Class B Common Shares held by the ESOP at the 1997 Annual Meeting. See "Reclassification -- Item No. 2." Generally, participants and beneficiaries are entitled to direct the voting of Class B Common Shares allocated to their respective accounts. The ESOP is administered by an Administrative Committee appointed by the Board of Directors of the Company. In certain limited circumstances, the Administrative Committee votes on matters concerning the exercise of appraisal or dissenters' rights and the choice of consideration to be received by shareholders in any transaction involving the Class B Common Shares. The Administrative Committee will not, however, vote on the Reclassification proposal. See
     "Reclassification -- Item No. 2." Messrs. Elliott and Stueber have been appointed by the Board of Directors as members of the Administrative Committee and disclaim beneficial ownership of such shares.

(19) Of the 67,580 shares, Mr. Hastings holds of record (or through Company plans) 67,520 shares and the remaining 60 shares are held of record by his spouse. Mr. Hastings disclaims beneficial ownership of the shares held by his spouse.

(20) Of the 4,550 shares, Mr. Stropki holds of record 2,800 shares and the remaining 1,750 shares are held of record by his spouse. Mr. Stropki disclaims beneficial ownership of the shares held by his spouse.

(21) Of the 7,381 shares, Mr. Stropki holds of record 2,800 shares, 1,750 shares are held of record by his spouse and Mr. Stropki has or had the right to acquire 2,831 shares upon the exercise of stock options within 60 days after December 31, 1996. Mr. Stropki disclaims beneficial ownership of the shares held by his spouse.

(22) Includes 2,500 Common Shares and 2,500 Class A Common Shares subject to forfeiture and restrictions on transfer pursuant to the Company's Incentive Equity Plan and the employment agreement with Mr. Stueber.

(23) Of the 9,269 shares, Mr. Ulstad holds of record 1,200 shares. Mr. Ulstad has or had the right to acquire 8,069 shares upon the exercise of stock options within 60 days after December 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                           ANNUAL COMPENSATION                         COMPENSATION
                                  --------------------------------------  --------------------------------------
                                                               OTHER      RESTRICTED  SECURITIES    LONG-TERM
            NAME AND                                           ANNUAL       STOCK     UNDERLYING  INCENTIVE PLAN   ALL OTHER
       PRINCIPAL POSITION         YEAR   SALARY    BONUS    COMPENSATION    AWARDS     OPTIONS       PAYOUTS      COMPENSATION
       ------------------         ----  --------  --------  ------------  ----------  ----------  --------------  ------------
Donald F. Hastings                1996   550,000   400,000                              100,000                     1,978,496(2)
  Chairman of the Board (1)       1995   550,000   350,000                                                             32,475(3)
                                  1994   702,400   100,000         207(4)   182,500                                    18,794(3)
Anthony A. Massaro                1996   380,833   300,000                               50,000
  President and                   1995   300,000    75,000     108,528(6)                                               9,749(7)
  Chief Executive Officer (5)     1994   288,000    60,000      69,841(8)                                              49,371(9)
H. Jay Elliott                    1996   255,000   125,000                               15,000
  Senior Vice President,          1995   225,000    75,000
  Chief Financial                 1994   218,016    40,000
  Officer and Treasurer
John M. Stropki, Jr.              1996   175,000   175,000                               20,000
  Executive Vice President
  President, North America (10)
David J. Fullen                   1996   200,000   150,000                                8,000                       230,840(11)
  Executive Vice President        1995   164,580   115,000
  Engineering and Marketing       1994   144,982   144,684
Frederick G. Stueber              1996   200,000    75,000                               10,000
  Senior Vice President,
  General Counsel and Secretary
  (10)
Richard C. Ulstad                 1996   145,000   120,000                                8,000
  Senior Vice President,
  Manufacturing (10)

---------------

 (1) Indicated amounts for 1996 include compensation as Chief Executive Officer through October 31, 1996.

 (2) Indicated amount reflects amounts accrued for the following non-pension arrangements. Mr. Hastings resigned as Chief Executive Officer on October 31, 1996. He is to resign as Chairman of the Board and retire from employment with the Company effective May 27, 1997. The Company entered into an Employment, Retirement and Consulting Agreement pursuant to which the Company agreed to continue his compensation at his base salary until July 2, 1997 at the same rate paid in 1996, with bonus eligibility up to $200,000 if 1997 performance targets are achieved. In addition the Company is to retain Mr. Hastings for consulting services over a seven year period following his retirement, during which period Mr. Hastings will also be subject to non-competition covenants. Mr. Hastings will receive $500,000 annually for the first two years of consulting following his retirement; thereafter he will receive $100,000 annually for such services through May 31, 2004. Certain adjustments were also made in Mr. Hastings' pension benefits. See "Pension Benefits." The Company will also provide a limited amount of off-site office space and secretarial support for Mr. Hastings through December 31, 1999. The amount also includes life insurance premiums paid by the Company totaling $22,526 and reimbursements of $30,970 relating to office furnishings that were purchased by Mr. Hastings in 1993 but retained by the Company upon his retirement.

 (3) Indicated amounts reflect life insurance premiums paid by the Company.

 (4) Indicated amounts reflect state and local taxes and social security payments made on behalf of Mr. Hastings with respect to taxable income that relates to a purchase of shares in May 1994 under the Employee Stock Purchase Plan. All participants in the Plan who purchased shares in 1994 were treated identically with respect to these tax payments.

 (5) Indicated amounts for 1996 include compensation as Chief Executive Officer from November 1, 1996.

 (6) Indicated amount is the aggregate, net of tax adjustments, of payments made to Mr. Massaro under his expatriate agreement, including cost of living adjustments and housing payments. The agreement ended in 1995.

 (7) Indicated amount reflects moving expenses and payments related thereto.

 (8) Indicated amounts reflect the following payments by the Company to or on behalf of Mr. Massaro in 1994: housing payments in the amount of $49,585 and tax equalization payments in the amount of $20,256.

 (9) Indicated amounts reflect the following payments by the Company to or on behalf of Mr. Massaro in 1994: cost of living payment in the amount of $49,155; life insurance premium payment in the amount of $216.

(10) The individuals were not among the five most highly compensated executive officers prior to 1996.

(11) Mr. Fullen resigned as Executive Vice President -- Engineering/Marketing on December 31, 1996. He is to retire from employment with the Company effective June 30, 1997. The Company entered into an Employment and Retirement Agreement pursuant to which the Company agreed to pay base salary through June 30, 1997 at the same rate paid in 1996. In addition, the Company is to pay up to $40,700 in relocation expenses and $90,140 in exchange for the cancellation of stock options granted to Mr. Fullen in 1996 as part of a settlement arising from incentive plan litigation. See note 3 to Option Grants in Last Fiscal Year. Certain adjustments were also made in Mr. Fullen's pension benefits. See "Pension Benefits."

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information relating to stock option grants for the year 1996 for the named executive officers of the Company. No stock appreciation rights were granted to the named executive officers or other optionees during 1996.

                                                NO. OF SHARES     % OF TOTAL
                                                 UNDERLYING     OPTIONS GRANTED     EXERCISE     EXPIRATION     GRANT DATE
         NAME                                      OPTIONS       TO EMPLOYEES     PRICE ($/SH)      DATE         VALUE(4)
----------------------                          -------------   ---------------   ------------   ----------     ----------
Donald F. Hastings....  Common Shares               50,000            11.0%          $30.00      5/27/2000 (1)   $642,500
                        Class A Common Shares       50,000            11.0%           27.25      5/27/2000 (1)    484,500

Anthony A. Massaro....  Common Shares               25,000             5.6%           30.00      10/1/2006        321,250
                        Class A Common Shares       25,000             5.6%           27.25      10/1/2006        242,250

H. Jay Elliott........  Common Shares                7,500             1.7%           30.00      10/1/2006         96,375
                        Class A Common Shares        7,500             1.7%           27.25      10/1/2006         72,675

John M. Stropki,
  Jr..................  Common Shares               10,000             2.2%           30.00      10/1/2006        128,500
                        Class A Common Shares       10,000             2.2%           27.25      10/1/2006         96,900
                                                     1,463(2)          0.3%           34.00       4/3/2006         15,815
                                                     1,368(2)          0.3%           30.00       4/3/2006         15,814

David J. Fullen.......  Common Shares                4,000             0.9%           30.00      6/30/2000 (1)     51,400
                        Class A Common Shares        4,000(3)          0.9%           27.25      6/30/2000 (1)     38,760

Frederick G.
  Stueber.............  Common Shares                5,000             1.1%           30.00      10/1/2006         64,250
                        Class A Common Shares        5,000             1.1%           27.25      10/1/2006         48,450

Richard C. Ulstad.....  Common Shares                4,000             0.9%           30.00      10/1/2006         51,400
                        Class A Common Shares        4,000             0.9%           27.25      10/1/2006         38,760
                                                     3,899(2)          0.9%           30.00       4/3/2006         45,072
                                                     4,170(2)          0.9%           34.00       4/3/2006         45,077

---------------

(1) The options are valid for three years from the date of retirement.

(2) Reflects options for Class A Common Shares that were granted in settlement of class action litigation arising from an incentive plan of the Company that existed between 1989 and 1991. The grants were made on April 3, 1996. The closing price for the Class A Common Shares on that date was $27.50. The value shown is based on the Black-Scholes option pricing model. The model assumes (a) a stock price of $26; (b) volatility calculated using the trading information for the Class A Common Shares during the 50 week period ending March 20, 1996 (37%); (c) a risk-free rate of return based on the 10-year Treasury Bill note on March 20, 1996 (6.77%); and (d) a dividend yield of 1.8%.

(3) Excluded from such amount are options for 11,828 Class A Common Shares that were awarded in settlement of class action litigation arising from an incentive plan of the Company that existed between 1989 and 1991. The options have been cancelled. See note 11 to the Summary Compensation Table.

(4) Except for the options referred to in footnote (2), all options were granted at an exercise price equal to fair market value of the Class A Common Shares at the date of Grant. The value shown is based on the Black-Scholes option pricing model. The model assumes (a) volatility calculated using the trading information for the Company Common Shares and Class A Common Shares during the 50 week period ending February 7, 1997 (21.1% for the Common Shares and 31.4% for the Class A Common Shares); (b) a risk-free rate of return based on the 10-year Treasury Bill rate at February 11, 1997 (6.85%); and (c) a dividend yield for the Company's Common Shares of 2.0% and Class A Common Shares of 2.1%.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

     The following table provides information relating to stock option exercises for the year 1996 and exercisable and unexercisable stock options at December 31, 1996 for the named executive officers of the Corporation. No stock appreciation rights were awarded to such individuals during the last fiscal year, and no stock appreciation rights were exercised or remained unexercised during the last fiscal year.

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED IN-THE-
                                                          OPTIONS AT FY-END (#)              MONEY OPTIONS AT FY-END ($)
                                                     -------------------------------       -------------------------------
          NAME                                       EXERCISABLE       UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
-------------------------                            -----------       -------------       -----------       -------------
Donald F. Hastings.......  Common Shares                    0              50,000            $     0           $ 143,750
                           Class A Common Shares            0              50,000                  0             150,000
Anthony A. Massaro.......  Common Shares                    0              25,000                  0              71,875
                           Class A Common Shares            0              25,000                  0              75,000
H. Jay Elliott...........  Common Shares                    0               7,500                  0              21,563
                           Class A Common Shares            0               7,500                  0              22,500
John M. Stropki, Jr......  Common Shares                    0              10,000                  0              28,750
                           Class A Common Shares        2,831              10,000              3,933              12,000
David J. Fullen..........  Common Shares                    0               4,000                  0              11,500
                           Class A Common Shares            0               4,000                  0              12,000
Frederick G. Stueber.....  Common Shares                    0               5,000                  0              14,375
                           Class A Common Shares            0               5,000                  0              15,000
Richard C. Ulstad........  Common Shares                    0               4,000                  0              11,500
                           Class A Common Shares        8,069               4,000             11,210              12,000

                             COMPENSATION COMMITTEE
                             ----------------------
                        REPORT ON EXECUTIVE COMPENSATION
                        --------------------------------

     The Compensation Committee of the Board of Directors consists solely of non-employee Directors. Its primary charge is to determine and report to the Board of Directors on the compensation (or method of calculation thereof) for the Chairman and Chief Executive Officer and each other executive who is among the five highest paid executives. In addition, the Compensation Committee makes recommendations to the Board of Directors concerning the Company's employee benefit programs, other than health and welfare programs. The Chief Executive Officer determines the compensation of the other executives officers, subject to Compensation Committee oversight.

EXECUTIVE COMPENSATION POLICY

     The executive compensation policy of the Company is based on the Company's longstanding commitment to incentive based compensation generally for all employees, including officers. This commitment is exemplified by the cash bonus program. For many years the Company has administered a discretionary employee bonus program featuring a cash distribution determined on the basis of a formula that takes into account individual earnings and the results of a merit review process. Virtually all domestic employees participate in the program, and efforts have been made to include employees of foreign subsidiaries, where appropriate. The costs of this program, net of hospitalization costs but inclusive of payroll taxes, was $66.7 million in 1996, $66.4 million in 1995 and $59.6 million in 1994.

     In 1996 the Committee directed, and management completed, a comprehensive review of the Incentive Management System that has served the Company so well for many years. The study reaffirmed the Company's commitment across the board to premium pay for premium performance and recognized the continuing importance of the piecework system to the Company's production employees. The study also acknowledged, however, the need for more vigorous performance management review and productivity gains among salaried employees and certain hourly employees; it also sought to define more clearly the connection between Company performance on the one hand and the size and equitable distribution of the cash bonus payments on the other hand.

     Concurrent with the reconfiguration of the Company's Incentive Management System (which has been renamed the Incentive Performance System), the Committee recommended a reevaluation of the Company's executive compensation policy. The Committee had begun to refine the theory of its incentive-oriented executive compensation in 1995, when it first introduced a Management Incentive Plan ("MIP") for officers. One purpose of the MIP as introduced was to benchmark base salary and cash bonus opportunities against comparable opportunities at comparable companies. As first introduced, the MIP focused on establishing individual base salaries at the median of comparable companies, with a maximum incentive target, assuming achievement of predetermined financial targets, placing individuals at approximately the 75th percentile for comparable companies. The MIP was also segmented to reflect the responsibilities of individual officers, with weighing on corporate or regional results accordingly. In early 1996 the Committee set the financial performance and individual award targets for the MIP participants, including those applicable to the executive officers named in the Summary Compensation Table, on that basis. The Committee recognized later in 1996, however, as the Incentive Management System review was completed, the need for additional improvements in the MIP and in executive compensation strategy generally.

     Consistent with the overall philosophy of the Company's compensation system, the Committee decided that the base salaries of MIP participants should as a norm be set at the 40th percentile, rather than the median, i.e. base salaries will be somewhat below average. The Committee has reaffirmed, however, that cash bonus opportunities should be above average, with the 75th percentile retained as the maximum target for total cash compensation. The Committee also recognized, however, that individual circumstances and performance should be a factor in incentive awards, both positively and negatively -- notwithstanding the performance of the Company against financial targets. The financial targets for 1997 are based on earnings before interest, taxes and the cash bonus referred to above. Financial targets were set on the same basis in

1996. An individual performance element, based upon the achievement of personal objectives, has been added to the MIP. These improvements to the MIP are effective in 1997.

     The Committee also noted in its review of executive compensation that the Company had not emphasized long-term equity incentive compensation as an element of total compensation, notwithstanding the existence of the 1988 Incentive Equity Plan (the "IEP"), which the Committee administers. Awards under the IEP, which are made only to officers and other key employees responsible for or contributing to the management, growth and/or profitability of the Company, may be of four types: (i) stock options; (ii) stock appreciation rights attached to stock options; (iii) restricted stock; and (iv) deferred stock. In early 1996 the Committee approved, on a one-time basis, option grants for a total of 167,590 shares to 31 individuals in settlement of litigation arising from earlier awards under the IEP. The options were premium priced at the time of grant, with exercise prices of $30 and $34 per share. The Committee also approved in September 1996 non-qualified option grants at market for a total of 278,000 shares to 21 individuals in order to address the longer-term incentive compensation program. The Committee expects that equity compensation will be an important part of incentive compensation going forward. As of December 1996, 1,454,362 shares remained available for grant under the IEP.

CEO COMPENSATION

     1996 was a year of transition for Company management. Mr. Hastings stepped down as Chief Executive Officer on October 31, 1996. His base compensation for 1996, $550,000, was unchanged from 1995; his maximum cash incentive compensation, earned due to the Company's performance, increased $50,000 to a total of $400,000. Mr. Hastings also received option grants for 100,000 shares during 1996, which vest on his retirement in May 1997. The grants address in part the absence during Mr. Hastings' tenure as an officer of a long-term incentive compensation program. The Committee also reached an agreement with Mr. Hastings relating to his retirement which is described elsewhere (See Note 2 to the Summary Compensation Table). In reaching this agreement both the Committee and Mr. Hastings were advised by independent consultants.

     Mr. Massaro was elected Chief Executive Officer effective November 1, 1996. His base salary was increased from $325,000 to $375,000. His maximum incentive cash award, earned due to the Company's performance, was increased from $175,000 to $300,000. He also received option grants for 50,000 shares, in recognition of the Committee's decision to emphasize long-term Company performance and total return to shareholders.

OTHER EXECUTIVE OFFICERS

     The base salaries of Messrs. Elliott, Stropki, Fullen, Stueber and Ulstad were established under the 1996 Management Incentive Plan, as discussed above. An aggregate of $595,000 was paid in 1996 to Messrs. Elliott, Stropki, Fullen, Stueber and Ulstad as the maximum target award, thus 38% of their total compensation was at risk. Aggregate option grants for 61,000 shares were made to these individuals under the IEP.

1993 TAX ACT

     The Compensation Committee's general philosophy will be to "qualify" future long-term incentive plans for tax deductibility wherever appropriate, recognizing that, under certain circumstances, the limitations imposed by the Omnibus Budget Reconciliation Act of 1993 may be exceeded.

     The foregoing report has been furnished by the Compensation Committee.

       Edward E. Hood, Jr., Chairman
        Paul E. Lego
        Hugh L. Libby
        David C. Lincoln
        G. Russell Lincoln
        Henry L. Meyer, III

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Officers to file reports of ownership and changes in ownership with respect to the securities of the Company with the Securities and Exchange Commission (the "Commission") and to furnish copies of these reports to the Company. Based on a review of these reports, the Company believes that for 1996 all filing requirements were met on a timely basis.

                                PENSION BENEFITS

     Pension benefits for the Executive Officers of the Company are provided under two defined benefit programs: the retirement annuity program (the "Retirement Annuity Program"), which has been in effect since 1936; and a supplemental executive retirement plan (the "SERP"), which became effective January 1, 1994. Participation in the SERP is limited to individuals who have been chosen for participation by the Compensation Committee.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
--------------------------------------

     The following table shows the estimated annual pension benefits provided under the SERP (inclusive of benefits payable under the Company's qualified plans and previous employer plans) which would be payable to employees in various compensation classifications upon retirement on December 31, 1996, at age 60 after selected periods of service:

 AVERAGE ANNUAL
COMPENSATION FOR
 3 HIGHEST YEARS                                                  YEARS OF SERVICE
IN 7-YEAR PERIOD      ---------------------------------------------------------------------------------------------------------
    PRECEDING
   RETIREMENT              25 YRS.               30 YRS.               35 YRS.               40 YRS.               45 YRS.
-----------------     -----------------     -----------------     -----------------     -----------------     -----------------
   $   125,000            $      30,180         $      39,212         $      48,243         $      57,274         $      66,274
       150,000                   39,212                50,049                60,887                71,724                82,524
       175,000                   48,243                60,887                73,530                86,174                98,774
       200,000                   57,274                71,724                86,174               100,624               115,024
       225,000                   66,305                82,562                98,818               115,074               131,274
       250,000                   75,337                93,399               111,462               129,524               147,524
       300,000                   93,399               115,074               136,749               158,424               180,024
       400,000                  129,524               158,424               187,324               216,224               245,024
       500,000                  165,649               201,774               237,899               274,024               310,024
       600,000                  201,774               245,124               288,474               331,824               375,024
       700,000                  237,899               288,474               339,049               389,624               440,024
       800,000                  274,024               331,824               389,624               447,424               505,024
       900,000                  310,149               375,174               440,199               505,224               570,024
     1,000,000                  346,274               418,524               490,774               563,024               635,024

     The compensation covered by the SERP is salary and bonus. The compensation covered by the SERP is the same as the amounts shown in the salary and bonus columns of the Summary Compensation Table on page 10. Credited service for SERP purposes for Messrs. Hastings, Massaro, Elliott, Fullen, Stropki, Stueber and Ulstad is 40 (5/12), 27 (5/12), 30 (5/12), 41 (6/12), 24 (6/12), 18 (10/12) and
26 (2/12) years respectively.

     Benefits under the SERP are based upon 1.445% of the average annual compensation for the 3 highest years in the 7-year period preceding retirement multiplied by the covered employee's years of service (including, in certain circumstances, service with previous employers) until the end of the year in which age 65 is attained, except that the maximum benefit may not exceed 65% of the average annual compensation for the 3 highest years used in the calculation and service after age 65 is not included. The benefits payable under the SERP are reduced by the maximum Social Security benefit payable in the year of retirement and the table reflects such reduction. The amounts reflected in the table will be reduced by the single life benefits payable under the Retirement Annuity Program, the lifetime benefit equivalence of any account balance under the ESOP and any employer match under the Company's 401(k) plan and (if additional service is granted) other qualified plan benefits paid by previous employers. Benefits under the plan are also reduced if the covered employee has participated in the plan for fewer than 8 years at the time of retirement. Unless a different factor is set by the Compensation Committee, participants are credited with only 20% of the net amount of the benefit otherwise payable under the plan when they first become participants, and in each of the next seven years an additional 10% of the net amount of the benefit will become payable upon retirement. Years of service after the end of the year in which age 67 is attained are disregarded for this purpose. In conjunction with the retirements of Mr. Hastings and Mr. Fullen, the Compensation Committee increased their participation factors to 80% and 60%, respectively, from the factors of 40% and 55% that would otherwise have applied. The table reflects the benefits payable on a single life basis without reduction for the participation factor or offsets from the Company's plans or previous employer plans.

RETIREMENT ANNUITY PROGRAM
--------------------------

     Under the Retirement Annuity Program, each employee accumulates 2.5% of each year's base compensation up to Internal Revenue Code limitations in the form of an annuity payable at normal retirement age (age 60). In addition to the 2.5% accumulation each year, the Company has granted, on a number of occasions, additional past service benefits. The Program also provides accumulated benefits to eligible spouses of deceased employees or former employees, and to eligible employees who terminate employment. Benefits under the Program are in addition to those payable under Social Security.

     The anticipated retirement benefits under the Retirement Annuity Program for the named Executive Officers with the highest compensation for 1996 are as follows:

                                                                     ANNUAL RETIREMENT
                                  NAME                            ANNUITY PROGRAM BENEFITS
        --------------------------------------------------------  ------------------------
        1. Donald F. Hastings...................................        $  102,384(1)
        2. Anthony A. Massaro...................................            40,896(2)
        3. H. Jay Elliott.......................................            31,274(2)
        4. John M. Stropki, Jr..................................            84,714(2)
        5. David J. Fullen......................................            77,501(3)
        6. Frederick G. Stueber.................................            66,563(2)
        7. Richard C. Ulstad....................................            45,883(2)

(1) The benefits shown for Mr. Hastings are the amounts currently being received on a 100% joint and survivor basis.

(2) Messrs. Massaro, Elliott, Stropki, Stueber and Ulstad are currently under normal retirement age. The amounts shown represent those anticipated at normal retirement age assuming current compensation continues unchanged to that date and the benefits are payable on a single life basis.

(3) The benefits shown for Mr. Fullen are the amounts currently being received on a 50% joint and survivor basis.

EMPLOYMENT AGREEMENTS
---------------------

     Messrs. Massaro, Elliott and Stueber entered into employment agreements in July 1993, June 1993 and February 1995, respectively, pursuant to which they received credited service for purposes of the SERP of 24, 27 and 17 years, respectively, assuming a normal retirement age of 65 for Messrs. Massaro and Elliott and service of 40 years for all. The agreements for Messrs. Massaro and Elliott also provide for severance pay equal to one year's base salary if they are terminated without cause. The agreement for Mr. Stueber provides that if he is terminated without cause, or a change in control of the Company reduces his responsibilities, prior to his sixth anniversary, he will be entitled to severance pay equal to three times his total compensation (base and bonus) for the preceding year. Thereafter, through his tenth anniversary, severance pay equals one year's total compensation.

                             CUMULATIVE SHAREHOLDER
                             ----------------------
                      RETURN AND PERFORMANCE PRESENTATION
                      -----------------------------------

     Shown below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Shares against the cumulative total return of the S&P Composite -- 500 Stock Index and The Russell 2000 Stock Index for the five-year calendar period commencing January 1, 1992 and ending December 31, 1996. A compatible peer-group index for the welding industry, in general, was not readily available because the industry is comprised of a relatively small number of competitors, many of which either are based overseas and/or are divisions of larger companies, privately-held or not actively traded in the United States. The Russell 2000 represents a developed index based on a concentration of companies having relatively small market capitalization, published by the Frank Russell Company. The return on the Company's Common Shares does not include payment of dividends with respect to the Class A Common Shares issued in connection with the Recapitalization in 1995.

                                        1991            1992             1993            1994             1995             1996
LINCOLN                                100.00            93.68            79.02          177.92           245.56           327.52
S&P 500                                100.00           107.59           118.37          119.98           164.95           203.02
RUSSELL 2000                           100.00           118.42           140.80          138.27           177.59           206.87

                                  TRANSACTIONS
                                  ------------

     Buehler/Steingass, Inc., of which Frank L. Steingass, a Director of the Company, is President and a principal shareholder, received approximately $1,073,518 for printing catalogs and other materials for the Company during 1996. It is anticipated that Buehler/Steingass, Inc. will continue to provide printing services to the Company in 1997 on miscellaneous matters.

     Henry L. Meyer, III, a Director of the Company, is Vice Chairman and Chief Operating Officer of KeyCorp. KeyBank, a subsidiary of KeyCorp, serves as the agent bank for the Company's $200 million Credit Agreement, a principal credit facility of the Company in which ten institutions participate. KeyBank has made the largest commitment thereunder, in the amount of $42 million. Key Trust Company of Ohio, N.A. ("Key Trust"), another subsidiary of KeyCorp, is the Trustee of The Lincoln Electric Company Employee Savings Plan and is also acting as special trustee of the ESOP for purposes of voting the Class B Common Shares held by the ESOP at the 1997 Annual Meeting. See "Reclassification -- Item No. 2."

     All of the transactions reported above were carried out in the ordinary course of business upon terms no less favorable to the Company than would apply to similar transactions with unrelated companies.

                                RECLASSIFICATION
                                ----------------

                                   ITEM NO. 2

SUMMARY DESCRIPTION OF THE RECLASSIFICATION
-------------------------------------------
     At the annual meeting, the shareholders of the Company will be asked to consider and vote upon a proposal to amend the Company's Articles to eliminate the Class B Common Shares from the Company's authorized capital and change the issued and outstanding Class B Common Shares into a number of Common Shares to be determined by the formula described below. These proposals are referred to collectively as the "Reclassification" and were approved by the Board of Directors of the Company on April 2, 1997 for submission to shareholders.

     As of April 18, 1997, the record date for the meeting, the ESOP held 479,686 Class B Common Shares and 7,086 Class B Common Shares were held by individuals. The dividends on the Class B Common Shares have been currently paid and there are no arrearages.

     The express terms of the Class B Common Shares provide that no Class B Common Share may be sold or otherwise transferred (other than as a distribution from the ESOP) without offering the Company the opportunity to repurchase such share at a price equal to the book value of such share, plus any accrued but unpaid dividends with respect to such share, rounded to the nearest dollar. Currently, the book value per share for this purpose is $16.00 per share.

     In the Reclassification, Class B Common Shares would be changed into a number of Common Shares determined by multiplying Class B Common Shares by a "Change Ratio" determined as follows: if the fair market value of a Common Share on the date of the Annual Meeting is less than or equal to $36.75, the Change Ratio will be 0.60 and if the fair market value of a Common Share on the date of the Annual Meeting exceeds $36.75, the Change Ratio will be the fraction resulting from dividing $22.00 by the fair market value of a Common Share on the date of the Annual Meeting. The fair market value of a Common Share will be the mean between the highest and lowest prices at which sales of Common Shares took place in regular trading reported on the NASDAQ National Market on the date of the Annual Meeting. If no trades occur on the date of the Annual Meeting, the next date preceding such date on which trades were made will be used. Shareholders would receive cash for any fractional Common Shares they are entitled to receive in connection with the Reclassification determined by multiplying the fraction by the fair market value of a Common Share (as defined above).

     Based on the closing price of $36.75 for the Common Shares on April 1, 1997, each Class B Common Share would be changed into .60 Common Shares, which would represent a fair market value (as defined above) of $22.00 for each Class B Common Shares, and which would result in the issuance of approximately 292,000 Common Shares. The Change Ratio will, however, be determined as described above.

     The Company adopted the methodology discussed above after review of a valuation of the Class B Common Shares by a third party and subsequent discussion of the valuation of the Class B Common Shares between the Company and Key Trust.

     The Company has appointed Key Trust as special trustee of the ESOP for the limited purpose of voting the Class B Common Shares held by the ESOP at the Annual Meeting. The ESOP has been amended to provide that Key Trust, not the Trustee or the Administrative Committee, will have the sole responsibility for voting the Class B Common Shares held by the ESOP at the Annual Meeting. The ESOP was further amended to provide that each participant (or beneficiary of a deceased participant) who has Class B Common Shares allocated to his or her account under the ESOP on the record date for the Annual Meeting will be a "named fiduciary" within the meaning of Section 402(a) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and in his or her capacity as a named fiduciary will have the right to direct Key Trust as to the manner in which Class B Common Shares allocated to his or her account are to be voted with respect to all items to be presented at the Annual Meeting. Fiduciaries under ERISA (including persons designated as "named fiduciaries") are required to act prudently, solely in the interest of ESOP participants and beneficiaries, and for the exclusive purpose of providing benefits to ESOP participants and beneficiaries.

     Upon timely receipt of a voting instruction card properly completed by a participant (or a beneficiary of a deceased participant), Key Trust will vote the Class B Common Shares allocated to such participant's account as directed, unless Key Trust determines, as provided under ERISA, that such directions are not proper, are not made in accordance with the terms of the ESOP or are contrary to ERISA. Finally, the ESOP has been amended to provide that in the event that Key Trust determines that any participant directions are not proper, are not made in accordance with the terms of the ESOP or are contrary to ERISA, or in the event that Key Trust does not receive timely voting directions with respect to any Class B Common Shares, and with respect to any Class B Common Shares that are not allocated to any participant's account under the Plan, Key Trust will vote such Class B Common Shares in a manner that Key Trust determines satisfies the requirements of ERISA. Key Trust's vote in favor of the Reclassification is necessary for its adoption. If Key Trust votes against the Reclassification or withholds its votes, the Reclassification cannot be approved. As of the date of this Proxy Statement, Key Trust has not determined whether it will vote in favor of the Reclassification.

     If the Reclassification is approved by the shareholders (see "Vote Required" below), the Board of Directors intends to file the Amendment to Restated Articles of Incorporation reflecting the amendments set forth in Appendix A promptly with the Secretary of State of Ohio. The Amendment to Restated Articles of Incorporation will be effective immediately upon acceptance of that filing by the Secretary of State of Ohio.

     Upon the filing of the Amendment to Restated Articles of Incorporation, the Class B Common Shares would automatically be changed into Common Shares. Upon the change into Common Shares, shareholders may retain their certificates for Class B Common Shares because those certificates would then represent Common Shares, or may surrender such certificates to the Company's transfer agent in exchange for new certificates representing Common Shares. Cash in lieu of fractional shares will be paid within 30 days after the filing of the Amendment to the Restated Articles.

REASONS FOR THE RECLASSIFICATION/RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company believes, after careful consideration of the potential advantages and disadvantages of the Reclassification, that the Reclassification is in the best interests of the Company and its shareholders.

     - SIMPLIFIED CAPITAL STRUCTURE. Approval of the Reclassification would allow the Company to simplify its capital structure by eliminating a class of authorized and outstanding shares, thereby decreasing administrative and other burdens on the Company resulting from its complex capital structure.

     - MARKET VALUE AND SHAREHOLDER LIQUIDITY. The holders of the Class B Common Shares will have greater marketability and liquidity as a result of the Reclassification. The Common Shares which the holders of the Class B Common Shares will receive are designated for trading on the NASDAQ National Market System and are not subject to a right of first refusal at book value by the Company under the Articles. To the contrary, the Class B Common Shares have no established trading market and are subject to the right of first refusal described above.

COMPARISON OF COMMON SHARES AND CLASS B COMMON SHARES

     The express terms of the Common Shares and the Class B Common Shares are set forth in Article Fourth of the Company's Articles. See Appendix A. The rights of the Common Shares and the Class B Common Shares are identical except with respect to transferability. The Common Shares are designated for quotation on the NASDAQ National Market System and are freely transferable. The Class B Common Shares have no established trading market and are subject to the restrictions or transfer described above.

CERTAIN EFFECTS OF THE RECLASSIFICATION

     EFFECTS ON RELATIVE OWNERSHIP INTEREST, DIVIDENDS AND VOTING POWER. As part of the Reclassification, Class B Common Shares will be changed into a number of Common Shares determined by multiplying Class B Common Shares by the Change Ratio discussed above. Shareholders will receive cash for any fractional Common Shares they are entitled to receive in connection with the Reclassification. While the Class B Common Shares currently receive the same per share cash dividends as the Common Shares, the aggregate cash dividends payable to the holders of Class B Common Shares will decline because the change into Common Shares will be on less than a one-to-one ratio. Similarly, while both the Class B Common Shares and Common Shares have identical voting rights, the voting power of the holders of Class B Common Shares will be diluted because the change into Common Shares will be on less than a one-to-one ratio. In addition, holders of Class B Common Shares will no longer have a class vote in those situations where such rights previously have been required by law.

     EFFECT ON MARKET PRICE. Upon the effectiveness of the Reclassification, additional Common Shares will be issued and outstanding. The Company cannot predict what impact the Reclassification will have on the market prices of the Common Shares and the Class A Common Shares.

     EMPLOYEE PLANS. The ESOP is the primary holder of the Class B Common Shares. As a result of the Reclassification, the ESOP will hold Common Shares instead of Class B Common Shares. The Common Shares are not subject to restrictions on transfer contained in the Articles as are the Class B Common Shares. Following the Reclassification, employees who elect to receive shares upon separation will receive shares that have an established trading market and that are not subject to restrictions on transfer.

     TAX CONSEQUENCES. The Company has been advised by tax counsel with respect to the principal federal income tax consequences resulting from the Reclassification of Class B Common Shares as Common Shares. No taxable income, gain or loss will be recognized by the Company or by a holder of Class B Common Shares who holds such Shares as a capital asset as a result of the Reclassification of Class B Common Shares as Common Shares except, in the case of a holder of Class B Common Shares, to the extent of cash received in lieu of a fractional Common Share. The cost or other basis for tax purposes of each block of Class B Common Shares held immediately before the Reclassification by a holder of Class B Common Shares will become the basis of the corresponding Common Shares received in exchange therefor. The holding period for each resulting Common Share will be the same as the holding period of the corresponding Class B Common Share. Any cash received from the Company as payment for a fractional Common Share will be considered to have been received in exchange for such fractional Common Share; the resulting gain or loss will be characterized as capital gain or loss, provided the Class B Common Shares were a capital asset to the exchanging holder of the Class B Common Shares; and any such capital gain or loss will be treated as a long-term capital gain or loss, provided the Class B Common Shares exchanged in the Reclassification were held by the exchanging holder of the Class B Common Shares for more than one year prior to the date of the annual meeting.

VOTE REQUIRED
-------------

     The affirmative vote of holders of two-thirds of the outstanding Common Shares and Class B Common Shares and the affirmative vote of the holders of two-thirds of the outstanding Class B Common Shares voting separately as a class are required to approve the Reclassification.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE RECLASSIFICATION.

                         INCREASE IN AUTHORIZED SHARES
                         -----------------------------

                                   ITEM NO. 3

     On April 2, 1997, the Board of Directors adopted resolutions recommending the submission to a vote of the shareholders of the Company of a proposal to amend Article Fourth of the Company's Articles so that additional authorized Common Shares and Class A Common Shares will be available for issuance in order to meet possible future developments for which the issuance of shares may be in the interest of the Company. The following should be read in conjunction with, and is qualified in its entirety by reference to, Appendix A.

     Presently, the Company's Articles provide that the total number of shares authorized is 62,000,000 million, consisting of 30,000,000 Common Shares, without par value, 30,000,000 Class A Common Shares, without par value, and 2,000,000 Class B Common Shares, without par value. The Board of Directors has determined that the Company's Articles should be amended to increase the authorized number of Common Shares to 60,000,000 and the authorized number of Class A Common Shares to 60,000,000. If the shareholders approve both the Reclassification and this Item 3, the total number of authorized shares under the Company's Articles would be 120,000,000. If the shareholders do not approve the Reclassification but approve this Item 3, the total number of authorized shares under the Company's Articles would be 122,000,000.

     The purpose of the increase in authorized shares is to provide additional Common Shares and Class A Common Shares that could be issued for corporate purposes without further shareholder approval unless required by applicable law, rule or regulation. Future purposes for additional shares could include paying stock dividends, subdividing outstanding shares through stock splits, affecting acquisitions of other businesses or properties, securing additional financing through the issuance of additional shares or for general corporate purposes. The Company has no definite plan, commitment or understanding at this time to issue any shares of the proposed additional Common Shares or Class A Common Shares.

     The Company's purpose in increasing the number of authorized Common Shares and Class A Common Shares available for issuance is described in the paragraph above. Nevertheless, the additional authorized and unissued shares might be considered as having the effect of discouraging an attempt by another entity, through the acquisition of a substantial percentage of the Company's Common Shares or Class A Common Shares, to acquire control of the Company with a view of affecting a merger, sale of the Company's assets or similar transaction, since the issuance of Common Shares or Class A Common Shares could be used to dilute the share ownership or voting rights of such entity. Further, any of such authorized but unissued Common Shares or Class A Common Shares could be privately placed with purchasers who might support incumbent management, making a change in control of the Company more difficult.

     The Board of Directors does not intend to issue any shares to be authorized under the amendment except upon terms that the Board of Directors deems to be in the best interests of the Company. The issuance of additional Common Shares or Class A Common Shares may, among other thing, have a dilutive effect on earnings per share and on the equity and voting rights of the present holders of Common Shares and Class A Common Shares. The shareholders do not presently have preemptive rights to subscribe for any of the Company's securities and will not have any such rights to subscribe for the additional Common Shares and Class A Common Shares proposed to be authorized.

     The Company intends to apply for listing on the NASDAQ National Market System of any additional Common Shares and Class A Common Shares if and when such shares are issued.

     The affirmative vote of holders of two-thirds of the outstanding Common Shares and Class B Common Shares is required to approve the proposed increase in authorized shares.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE INCREASE IN AUTHORIZED COMMON SHARES AND CLASS A COMMON SHARES.

                       AMENDMENTS TO CODE OF REGULATIONS
                       ---------------------------------
                                   ITEM NO. 4

     On April 2, 1997, the Board of Directors adopted resolutions recommending that certain amendments to Article II and Article III of the Code of Regulations be presented to the shareholders for approval (the "Regulations Amendments"). The proposed versions of Article II and Article III reflecting the Regulations Amendments are set forth in Appendix B to this proxy statement and incorporated herein by reference. The following should be read in conjunction with, and is qualified in its entirety by reference to, Appendix B.

     The Regulations Amendments would accomplish several purposes. First, the Regulations Amendments would give the Board of Directors flexibility in determining the date, time and the place of the annual meeting of the shareholders to meet the needs of the Company and the shareholders. The current Regulations require the Annual Meeting to be held on the fourth Tuesday of May. The Board of Directors believes greater flexibility in fixing the date, place and time of the Annual Meeting will reduce burdens that may be experienced in coordinating the meeting with required proxy procedures and proxy solicitation time frames. Second, the Regulations Amendments would limit who may call special meetings of the shareholders to the President, any Executive or Senior Vice President, the Chairman of the Board of Directors, the Executive Committee and a majority of the Board of Directors. This amendment has the effect of excluding Vice Presidents other than Senior and Executive Vice Presidents from calling a special meeting. Finally, the Regulations Amendments would give the Board of Directors more flexibility by permitting a special meeting of the Board of Directors to be called by giving the Directors one day prior notice of the meeting. Since the Code of Regulations is currently silent on the notice period for special meetings of the Board of Directors, Ohio law requires two days prior notice of a special meeting, which would be shortened by the Regulations Amendments. The Board of Directors believes that modern communications provide ample means to ensure shorter notice to Directors, and that a shorter notice provision will facilitate timely response to emergencies should any occur.

     The affirmative vote of holders of a majority of the outstanding Common Shares and Class B Common Shares is required to approve the Regulations Amendments.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE REGULATIONS AMENDMENTS.

                      APPOINTMENT OF INDEPENDENT AUDITORS
                      -----------------------------------
                                   ITEM NO. 5

     A proposal will be presented at the Annual Meeting to ratify the appointment of the firm of Ernst & Young LLP as independent auditors to examine the books of account and other records of the Company for the fiscal year ending December 31, 1997. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions. Although such ratification is not required by law, the Board of Directors believes that shareholders should be given this opportunity to express their views on the subject. While not binding on the Board of Directors, the failure of the shareholders to ratify the appointment of Ernst & Young LLP as the Company's independent auditors would be considered by the

Board of Directors in determining whether or not to continue the engagement of Ernst & Young LLP. Ratification requires the affirmative vote of the majority of the Common Shares and Class B Common Shares present or represented, and entitled to vote on the matter at the Annual Meeting, taken together as a single class. Unless otherwise directed, proxies in the accompanying form will be voted for ratification of the appointment of Ernst & Young LLP.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS YOUR COMPANY'S INDEPENDENT AUDITORS.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters which are likely to be brought before the meeting, but if any such matters properly come before the meeting, the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

     Any proposal by shareholders intended to be presented at next year's Annual Meeting of Shareholders must be received by the Company, addressed to its principal executive offices at 22801 St. Clair Avenue, Cleveland, Ohio 44117-1199, Attention: Secretary, for inclusion in the Proxy Statement of the Company relating to such meeting on or before December 29, 1997.

THE LINCOLN ELECTRIC COMPANY

Frederick G. Stueber
Secretary

By Order of the Board of Directors
Cleveland, Ohio

April 28, 1997

                                   APPENDIX A

                                 ARTICLE FOURTH
                                     OF THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                          THE LINCOLN ELECTRIC COMPANY
              AS MODIFIED IN ACCORDANCE WITH THE RECLASSIFICATION

     ARTICLE FOURTH: Section 1. The maximum number of shares which the Corporation is authorized to have outstanding is sixty million (60,000,000) [one hundred twenty million (120,000,000)]*, consisting of thirty million (30,000,000) [sixty million (60,000,000)]* Common Shares, without par value ("Common Shares"), and thirty million (30,000,000) [sixty million (60,000,000)]* Class A Common Shares, without par value ("Class A Common Shares"). The shares of each class shall have the express terms set forth in this Article Fourth.

     Upon the Certificate of Adoption of Amendment to Restated Articles of Incorporation setting forth these amendments becoming effective pursuant to
Section 1701.73 the Ohio Revised Code (the "Reclassification Effective Time"), and without any further action on the part of the Corporation or its shareholders, (i) each whole Class B Common Share, without par value ("Class B Common Shares"), then issued shall automatically be changed and converted into fully paid and nonassessable Common Share and (ii) certificates representing Class B Common Shares outstanding prior to the Reclassification Effective Time shall be deemed to represent the same number of Common Shares
multiplied by           [rounded to four places past the decimal]. No fractional
shares shall be issued; instead, any fractional share shall become a right to
receive cash in an amount equal to such fraction multiplied by      .

     The powers, preferences and rights of the Common Shares and Class A Common Shares (collectively, the "Common Equity") and the qualifications, limitations and restrictions thereof, shall in all respects be identical, except as otherwise required by law or as expressly provided in these Restated Articles of Incorporation. The "Effective Time" means June 7, 1995.

     Section 2.  Voting.

     Section 2.1. Each shareholder of the Corporation shall be entitled to one vote for each Common Share standing in such shareholder's name on the books of the Corporation.

     Section 2.2. The holders of Class A Common Shares shall not be entitled to vote on any matter submitted to shareholders for their vote, consent, waiver, release or other action except as required by statute.

     Section 3. Dividends. Dividends may be declared and paid to the holders of Common Shares and Class A Common Shares in cash, property, or other securities of the Corporation (including shares of any class whether or not shares of such class are already outstanding) out of funds legally available therefor. No dividend shall be paid on the outstanding Common Shares or Class A Common Shares unless an equal dividend per share is paid on each of the outstanding Common Shares and Class A Common Shares subject to the following:

          (a) no cash dividend shall be declared or paid on one class of Common Equity unless a cash dividend of the same amount per share is simultaneously declared and paid on the other class of Common Equity;

          (b) dividends payable on the Common Equity in capital stock shall be made to all holders of Common Equity provided that: (i) such a dividend on Class A Common Shares shall be paid or made only in Class A Common Shares and (ii) a dividend on Class A Common Shares paid or made in

---------------

* Reflects changes to Article Fourth that will be made if the proposal to increase the authorized shares is adopted. See Item 3 -- "Increase in Authorized Shares."

     Class A Common Shares and a dividend on Common Shares paid or made in either Common Shares or Class A Common Shares shall be deemed an equal dividend per share within the meaning of this Section 3 if paid in the same proportion regardless of the fair market value of such shares received in payment of such dividend.

     Section 4. Merger, Consolidation, Combination or Dissolution of the Corporation. In the event of merger, consolidation or combination of the Corporation with another entity (whether or not the Corporation is the surviving entity) or in the event of dissolution of the Corporation, holders of Class A Common Shares shall be entitled to receive in respect of each Class A Common Share the same indebtedness, other securities, cash, rights, or any other property, or any combination of shares, evidences of indebtedness, securities, cash, rights or any other property, as holders of Common Shares shall be entitled to receive in respect to each share.

     Section 5. Splits or Combinations of Shares. If the Corporation shall in any manner split, subdivide or combine the outstanding Common Shares or Class A Common Shares, the outstanding shares of the other such class shall be proportionately split, subdivided or combined in the same manner and on the same basis as the outstanding shares of the other class that have been split, subdivided or combined.

     Section 6. Change in Number of Authorized Class A Common Shares. The number of authorized Class A Common Shares may be increased or decreased (but not below the number then outstanding) by the affirmative vote of the holders of a majority of the aggregate number of outstanding Common Shares entitled to vote in the election of directors.

     Section 7. No Preemptive Rights. No shareholder of the Corporation shall have any preemptive right as such shareholder to subscribe for or purchase shares of the Corporation.

     Section 8.  Class A Common Shares Protection Provisions.

     Section 8.1. If, after the Effective Time, a Person or group, as defined in Section 8.11, acquires beneficial ownership of shares representing 15% or more of the number of then outstanding Common Shares and such Person or group (a "Significant Shareholder") does not then beneficially own an equal or greater percentage of all then outstanding Class A Common Shares, all of which Class A Common Shares must have been acquired by such Significant Shareholder after the first issuance by the Corporation of Class A Common Shares (the "Distribution Date"), such Significant Shareholder must, within a ninety (90) day period beginning the day after becoming a Significant Shareholder, make a public cash tender offer in compliance with all applicable laws and regulations to acquire additional Class A Common Shares as provided in this Section 8 of Article Fourth (a "Class A Protection Transaction").

     Section 8.2. In each Class A Protection Transaction, the Significant Shareholder must make a public tender offer to acquire that number of additional Class A Common Shares determined by (i) multiplying the percentage of the number of outstanding Common Shares beneficially owned and acquired after the Effective Time by such Significant Shareholder by the total number of Class A Common Shares outstanding on the date such Person or group became a Significant Shareholder, and (ii) subtracting therefrom the excess (if any) of the number of Class A Common Shares beneficially owned by such Significant Shareholder on the date such Person or group became a Significant Shareholder (including shares acquired at or prior to the time such Person or group became a Significant Shareholder) over the number of Class A Common Shares beneficially owned on the Distribution Date (as adjusted for stock splits, stock dividends and similar recapitalization). The Significant Shareholder must acquire all shares validly tendered; or if the number of Class A Common Shares tendered to the Significant Shareholder exceeds the number of shares required to be acquired pursuant to this Section 8.2, the number of Class A Common Shares acquired from each tendering holder shall be pro rata based on the percentage that the number of shares tendered by such shareholder bears to the total number of shares tendered by all tendering holders.

     Section 8.3. The offer price for any Class A Common Shares required to be purchased by the Significant Shareholder pursuant to this Section 8 shall be the greatest of (i) the highest price per share paid by the Significant Shareholder for any Common Shares or Class A Common Shares during the six-month period ending on the date such Person or group became a Significant Shareholder, (ii) the highest reported sale price of a Common Share or Class A Common Share on the National Association of Securities Dealers,

Inc. Automated Quotation System ("NASDAQ") National Market System (or such other securities exchange or quotation system as is then the principal trading market for such shares) during the 30 day period preceding such Person or group becoming a Significant Shareholder, and (iii) the highest reported sale price of a Common Share or Class A Common Share on the NASDAQ National Market System (or such other securities exchange or quotation system as is then the principal trading market for such shares) on the business day preceding the date the Significant Shareholder makes the tender offer required by this Section 8. For purposes of Section 8.4, the applicable date for each calculation required by clauses (i) and (ii) of the preceding sentence shall be the date on which the Significant Shareholder becomes required to engage in the subsequent Class A Protection Transaction for which such calculation is required. In the event that the Significant Shareholder has acquired Common Shares or Class A Common Shares in the six month period ending on the date such Person or group becomes a Significant Shareholder for consideration other than cash, the value of such consideration per Common Share or Class A Common Share shall be as determined in good faith by the Board of Directors.

     Section 8.4. A Class A Protection Transaction shall also be required to be effected by any Significant Shareholder each time that the Significant Shareholder acquires after the Effective Time beneficial ownership of additional Common Shares equal to or greater than the next higher integral multiple of 5% in excess of 15% (e.g., 20%, 25%, 30%, etc.) of the number of outstanding Common Shares if such Significant Shareholder does not then own an equal or greater percentage of the Class A Common Shares (all of which Class A Common Shares must have been acquired by such Significant Shareholder after the Distribution Date). Such Significant Shareholder shall be required to make a public cash tender offer to acquire that number of Class A Common Shares prescribed by the formula set forth in Section 8.2, and must acquire all shares validly tendered or a pro rata portion thereof, as specified in Section 8.2, at the price determined pursuant to Section 8.3, even if a previous Class A Protection Transaction resulted in fewer Class A Common Shares being tendered than required in the previous offer.

     Section 8.5. If any Significant Shareholder fails to make an offer required by this Section 8, or to purchase shares validly tendered and not withdrawn (after proration, if any), such Significant Shareholder shall not be entitled to vote any Common Shares beneficially owned by such Significant Shareholder unless and until such requirements are complied with or unless and until all Common Shares causing such offer requirement to be effective are no longer beneficially owned by such Significant Shareholder. The requirement to engage in a Class A Protection Transaction is satisfied by the making of the requisite offer and purchasing validly tendered shares pursuant to this Section 8, even if the number of shares tendered is less than the number of shares included in the required offer.

     Section 8.6. The Class A Protection Transaction requirement shall not apply to any increase in percentage beneficial ownership of Common Shares resulting solely from a change in the aggregate number of Common Shares outstanding, provided that any acquisition after such change which results in any Person or group beneficially owning fifteen percent (15%) or more of the number of outstanding Common Shares (or an additional 5% or more of the number of Common Shares after the last acquisition which triggered the requirement for a Class A Protection Transaction) shall be subject to any Class A Protection Transaction requirement that would be imposed pursuant to this Section 8.

     Section 8.7. In connection with Sections 8.1 through 8.4 of this Section 8, the following Common Shares shall be excluded for the purpose of determining the shares beneficially owned by such Person or group but not for the purpose of determining shares outstanding:

          (a) shares beneficially owned by such Person or group at the Effective Time;

          (b) shares acquired by will or by the laws of descent and distribution, or by gift that is made in good faith and not for the purpose of circumventing this Section 8 or by foreclosure of a bona fide loan;

          (c) shares acquired upon issuance or sale by the Corporation;

          (d) shares acquired by operation of law (including a merger or consolidation effected for the purpose of recapitalizing such Person or reincorporating such Person in another jurisdiction but excluding a merger or consolidation effected for the purpose of acquiring another Person);

          (e) shares acquired in exchange for Class A Common Shares by a holder of Class A Common Shares (or by a parent, lineal descendant or donee of such holder of Class A Common Shares who received such Class A Common Shares from such holder) if the Class A Common Shares so exchanged were acquired by such holder directly from the Corporation as a dividend on Common Shares; and

          (f) shares acquired by a plan of the Corporation qualified under
     Section 401(a) of the Internal Revenue Code of 1986, as amended, or any successor provision thereto, or acquired by reason of a distribution from such a plan.

     Section 8.8. In connection with Sections 8.1 through 8.4 of this Section 8, for purposes of calculating the number of Class A Common Shares beneficially owned by any Persons or group:

          (a) Class A Common Shares acquired by gift shall be deemed to be beneficially owned by such Person or member of a group if such gift was made in good faith and not for the purpose of circumventing the operations of this Section 8; and

          (b) only Class A Common Shares owned of record by such Person or member of a group or held by others as nominees of such Person or member of a group and identified as such to the Corporation shall be deemed to be beneficially owned by such Person or group (provided that Class A Common Shares with respect to which such Person or member of a group has sole investment and voting power shall be deemed to be beneficially owned thereby).

     Section 8.9. To the extent that the voting power of any Common Share cannot be exercised pursuant to this Section 8, that Common Share shall not be included in the determination of the voting power of the Corporation for any purpose under these Restated Articles of Incorporation or the Ohio Revised Code.

     Section 8.10. All calculations with respect to percentage beneficial ownership of issued and outstanding shares of either Common Shares or Class A Common Shares will be based upon the numbers of issued and outstanding shares reflected in either the records of or a certificate from the Corporation's stock transfer agent or reported by the Corporation on the last to be filed of (i) the Corporation's most recent Annual Report on Form 10-K, (ii) its most recent Quarterly Report on Form 10-Q, (iii) its most recent Current Report on Form 8-K,
(iv) its most recent report on Form 10-C, and (v) its most recent definitive proxy statement filed with the Securities and Exchange Commission.

     Section 8.11. For purposes of this Section 8, the term "Person" means any individual, partnership, corporation, association, trust, or other entity (other than the Corporation). Subject to Sections 8.7 and 8.8, "beneficial ownership" shall be determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor regulation and the formation or existence of a "group" shall be determined pursuant to Rule 13d-5(b) under the 1934 Act or any successor regulation, subject to the following qualifications:

          (a) relationships by blood or marriage between or among any Persons will not constitute any of such Persons as a member of a group with such other Person, absent affirmative attributes of concerted action; and

          (b) any Person acting in his official capacity as a director or officer of the Corporation shall not be deemed to beneficially own shares where such ownership exists solely by virtue of such Person's status as a trustee (or similar position) with respect to shares held by plans or trusts for the general benefit of employees or former employees of the Corporation, and actions taken or agreed to be taken by a Person in such Person's official capacity as an officer or director of the Corporation will not cause such Person to become a member of a group with any other Person.

     Section 9. Conversion of Class A Common Shares. Each Class A Common Share (whether or not then issued) shall convert automatically into one Common Share upon the earliest to occur of:

          (a) any time the aggregate number of the outstanding Common Shares as reflected on the stock transfer records of the Corporation is less than 20% of the aggregate number of outstanding Common Shares and Class A Common Shares. For purposes of the immediately preceding sentence, any Common

     Shares or Class A Common Shares repurchased by the Corporation and held as treasury shares or cancelled by the Corporation shall not be deemed "outstanding" from and after the date of repurchase;

          (b) the date ("Conversion Date") which shall be ten years from the Distribution Date of the Class A Common Shares as defined in Section 8.1; provided, however, that the Board of Directors by resolution adopted by two-thirds of the entire number of Directors then in office no earlier than thirty months and no later than twenty-four months prior to the initial or any subsequently established Conversion Date may extend the Conversion Date for an additional five years. Any such new Conversion Date and all subsequently extended Conversion Dates may be extended in like manner and for a like period; and

          (c) upon resolution by the Board of Directors if, as a result of the existence of the Class A Common Shares, either the Common Shares or Class A Common Shares is, or both are, excluded from quotation on the NASDAQ National Market System, and all other national quotation systems then in existence and are excluded from trading on all the principal national securities exchanges then in existence.

Upon such conversion, the total number of Common Shares the Corporation shall have authority to issue shall be 60,000,000 [120,000,000]* shares, and the total number of Class A Common Shares shall be zero (0) shares and all references to Class A Common Shares shall be of no further force or effect. In making the determination referred to in (a) or (c) of this Section 9, the Board of Directors may conclusively rely on any information or documentation available to it, including but not limited to filings made with the United States Securities and Exchange Commission, any stock exchange, the National Association of Securities Dealers, Inc. or any national quotation system or any other government or regulatory agency, or the records of or certification from the Corporation's stock transfer agent. At such time as set forth in (a), (b) or (c) of this Section 9, the Class A Common Shares shall be deemed to be automatically converted into Common Shares and stock certificates formerly representing Class A Common Shares shall thereupon and thereafter be deemed to represent a like number of Common Shares. The determination of the Board of Directors that either
(a) or (c) of this Section 9 has occurred shall be conclusive and binding and the conversion of each Class A Common Share into one Common Share shall remain effective regardless of whether either (a) or (c) has occurred in fact.

                                   APPENDIX B

               ARTICLES II AND III OF THE CODE OF REGULATIONS OF
                          THE LINCOLN ELECTRIC COMPANY
           AS MODIFIED IN ACCORDANCE WITH THE REGULATIONS AMENDMENTS

                                   ARTICLE II
                                   ----------
                            MEETINGS OF SHAREHOLDERS
                            ------------------------

1. ANNUAL MEETING. The Annual Meeting of shareholders shall be held at such date, time and place as may be designated from time to time by the Board of Directors, for the election of Directors and the consideration of reports to be laid before the meeting. Upon due notice there may also be considered and acted upon at the Annual Meeting any matter which can properly be considered and acted upon at a special meeting, in which case and for which purpose the Annual Meeting shall also be considered as, and shall be, a special meeting. When an Annual Meeting is not held or Directors are not elected thereat, they may be elected at a special meeting called for that purpose.

2. SPECIAL MEETINGS. Special meetings of the shareholders may be called by the President, or an Executive or Senior Vice-President, or the Chairman of the Board of Directors, or by the Executive Committee, or by a majority of the Board of Directors, acting with or without a meeting, or by persons who hold twenty-five percent of all the shares outstanding and entitled to vote thereat, at such place or places as may be designated in the call therefore, and notice thereof; provided, however, that a meeting for the election of Directors may be held only within the State of Ohio.

3. NOTICE OF MEETINGS. Notice of meetings of shareholders shall be given in writing by the Secretary, or in his absence by the Chairman of the Board or President or a Vice-President, and such notice shall state the purpose or purposes for which the meeting is called, and the time and place where it is to be held, and shall be served or mailed to each shareholder of record entitled to vote at such meeting or entitled to notice thereof, at least ten
   (10) days prior to the meeting. If mailed, it shall be directed to the shareholder at his address as it appears upon the records of the Corporation. In the event of the transfer of shares after notice has been given and prior to the holding of the meeting, it shall not be necessary to serve notice upon the transferee. Notice of the time, place and purpose of any meeting of shareholders may be waived by the written assent of every shareholder entitled to notice, filed with or entered upon the records of the meeting, either before or after the holding thereof.

5. QUORUM. The holders of a majority of the shares issued and outstanding, entitled to vote, present either in person or by proxy, shall constitute a quorum, unless a larger number is required by the laws of Ohio, in which case the number required by the laws of Ohio, present either in person or by proxy, shall constitute a quorum, but any less number may adjourn the meeting from time to time, until a quorum is obtained, and no further notice of such adjourned meeting need be given other than by announcement at the meeting at which such adjournment is taken.

6. PROXIES. Each shareholder entitled to vote shall be entitled to one vote, either in person or by proxy, for each share of the Corporation standing in his name at the time of the closing of the books for such meeting. No proxy shall be valid after the expiration of eleven (11) months from the date thereof, unless a longer time be specified therein. Proxies shall be in writing but need not be sealed, witnessed or acknowledged and shall be filed with the Secretary at or before the meeting.

                                  ARTICLE III
                                  -----------
                               BOARD OF DIRECTORS
                               ------------------
1. NUMBER AND ELECTION. The powers and authority of the Corporation shall be exercised and its business managed and controlled by a Board of Directors. The election of Directors shall be by ballot and shall be held at the Annual Meeting of shareholders or at a special meeting called for that purpose. The maximum number of the Directors of the Corporation shall be eighteen. Subject to such maximum, the number of Directors may be fixed or changed (a) at a meeting of the shareholders called for the purpose of electing Directors at which a quorum is present, by the affirmative vote of the holders of a majority of the shares that are represented at the meeting and entitled to vote on the proposal, and (b) by the Directors, by the vote of a majority of their number, who may also fill any Director's office that is created by an increase in the number of Directors. The Directors shall be divided into three classes, as nearly equal in number as possible, as determined by the Board of Directors of the Corporation. A separate election shall be held for each class of Directors as hereinafter provided. Directors elected at the first election for the first class shall hold office for the term of one year from the date of their election and until the election of their successors, Directors elected at the first election for the second class shall hold office for the term of two years from the date of their election and until the election of their successors, and Directors elected at the first election for the third class shall hold office for the term of three years from the date of their election and until the election of their successors. At each annual election, the successors to the Directors of each class whose terms shall expire in that year shall be elected to hold office for the term of three years from the date of their election and until the election of their successors. In case of any increase in the number of Directors of any class, any additional Directors elected to such class shall hold office for a term which shall coincide with the term of such class.

2. VACANCY AND REMOVAL. All Directors, for whatever terms elected, shall hold office subject to applicable statutory provisions as to the creation of vacancies and removal; provided, however, that all Directors, all the Directors of a particular class or any individual Director may be removed from office, without assigning any cause, only by the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of stock entitled to vote generally on the election of Directors.

3. RESIGNATION. Any Director may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein. If no time is specified, it shall become effective from the time of its receipt by the Corporation, and the Secretary shall record such resignation, noting the day, hour and minute of its reception. The acceptance of a resignation shall not be necessary to make it effective.

4. MEETINGS. Directors may meet at such times and at such places within or without the State of Ohio as they may determine. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the President on one day's notice to each Director by whom such notice is not waived, given either personally or by mail, telephone, telegram, telex, facsimile or similar medium of communication, and will be called by the Chairman of the Board of Directors or the President, in like manner and on like notice, on the written request of not less than one-third of the Board of Directors. A majority of the Board of Directors shall be necessary to constitute a quorum for the transaction of business, and the act of a majority of Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

5. BY-LAWS. The Board of Directors may adopt By-Laws for its own government not inconsistent with the Articles of Incorporation or Regulations of the Corporation.

           THE LINCOLN ELECTRIC COMPANY EMPLOYEE STOCK OWNERSHIP PLAN

                           VOTING DIRECTION STATEMENT

                                          , 1997

                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
Introduction..........................................................................      1
Voting Directions to the Trustee......................................................      1
Confidentiality of Directions to the Trustee and ERISA................................      3

INTRODUCTION

     This Voting Direction Statement is being furnished to employees and former employees of The Lincoln Electric Company, an Ohio corporation (the "Company"), and to beneficiaries of deceased former employees of the Company who have accounts in The Lincoln Electric Company Employee Stock Ownership Plan (the "Plan"). These employees, former employees, and beneficiaries of deceased former employees are referred to as "Participants" in this Voting Direction Statement.

     This Voting Direction Statement is being furnished by Key Trust Company of Ohio, N.A., as a trustee of the Plan (the "Trustee"). The Trustee has been allocated responsibility under the Plan for the sole purpose of exercising voting rights at the 1997 annual meeting of the Company with respect to the Class B Common Shares, without par value, of the Company (the "Shares" or "Class B Common Shares") held by the Plan. National City Bank, a national banking association, is the trustee of the Plan for all other purposes.

     Enclosed in each Participant's packet is a Voting Direction Form for the Shares presently allocated to the Participant's account under the Plan and as to which the Participant has the authority to direct the Trustee how to vote. Also enclosed in each Participant's packet is a copy of the Company's notice of its 1997 Annual Meeting of Shareholders and Proxy Statement that describes the matters to be voted on (the "Proxy Materials").

     ALL PARTICIPANTS ARE URGED TO MARK, SIGN AND DATE THE ENCLOSED VOTING DIRECTION FORM AND RETURN IT USING THE ENCLOSED ENVELOPE TO THE TRUSTEE FOR RECEIPT PRIOR TO 5:00 P.M., LOCAL TIME, ON MAY 20, 1997.

     The annual meeting of the shareholders of the Company (the "Annual Meeting") is scheduled to be held at 4:00 P.M., local time, on May 27, 1997 (the "Meeting Date"), at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio. At the Annual Meeting, the holders of the Shares will be asked to consider and vote upon certain matters described in this Voting Direction Statement and in the enclosed Proxy Materials.

     Participants are not shareholders with respect to the Shares in their Plan accounts. However, the Plan allows each Participant to direct the Trustee how to vote the Shares allocated to his or her Plan account. Under the Plan each Participant is a "named fiduciary" within the meaning of Section 402(a) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), for purposes of directing the Trustee how to vote the Shares allocated to his or her Plan account.

     All Shares represented by the accompanying Voting Direction Form, if the Voting Direction Form is properly executed and returned, will be voted by the Trustee as directed by the Participant on such Direction Form, unless the Trustee determines that such directions are not proper, are not made in accordance with the terms of the Plan, or are contrary to ERISA. (See the last section of this Voting Direction Statement for a discussion of certain provisions of ERISA.)

     Any Shares with respect to which a Voting Direction Form is not received by the Trustee prior to 5:00 P.M., local time, on May 20, 1997, may be voted by the Trustee in its discretion, in the exercise of its fiduciary duties under ERISA.

VOTING DIRECTIONS TO THE TRUSTEE

     This Voting Direction Statement is being furnished by the Trustee to each Participant who had Shares allocated to his or her Plan account as of the Record Date (as defined below) in connection with the Participant's right under the Plan to direct the Trustee with respect to the voting of such Shares at the Annual Meeting.

     The Trustee does not know of any matters, other than the matters hereinafter described, that are to be presented at the Annual Meeting. If, however, any other matters should be properly brought before the meeting, it is the intention of the Trustee to vote the Shares in accordance with its best judgment and its fiduciary duties under ERISA.

     Neither the Plan nor the Trustee makes any recommendation to the Participants as to how to direct the Trustee to vote, and each Participant is urged to direct the voting of the Shares allocated to his or her Plan account in accordance with his or her sole judgment and discretion.

     As described in the Proxy Materials, the Board of Directors of the Company has fixed April 18, 1997, as the record date (the "Record Date") for determining the shareholders who will be entitled to vote their Shares at the Annual Meeting. At the close of business on the Record Date, there were [10,488,212] Common Shares and 486,772 Class B Common Shares issued and outstanding and entitled to vote at the Annual Meeting. The number of Class B Common Shares in each Participant's account as of the Record Date is as set forth on the Voting Direction Form enclosed in the packet for each individual Participant.

     Each Participant is allowed to direct the Trustee to cast one vote for each Class B Common Share (and a fractional vote for any fractional Share) allocated to his or her account on the matters to be presented at the Annual Meeting. All Shares that are represented by a Voting Direction Form will be voted by the Trustee as directed, unless the Trustee determines that the directions are not proper, are not made in accordance with the terms of the Plan, or are contrary to ERISA. Any Shares for which a Voting Direction Form is not received may be voted by the Trustee in its discretion, in the exercise of its fiduciary duties under ERISA.

     Any Participant may revoke a prior Voting Direction Form by notifying the Trustee in writing or by executing a new Voting Direction Form and returning it
to the Trustee, in each case prior to 5:00 P.M., local time, on           ,
1997. Any Voting Direction Form so revoked without a new Voting Direction Form being received may result in those Shares being voted by the Trustee in its discretion, in the exercise of its fiduciary duties under ERISA.

     Any Voting Direction Form received by the Trustee after 5:00 P.M., local time, on May 20, 1997, may be disregarded. Delivery of the Voting Direction Form
may be made to Key Trust Company of Ohio, N.A., at 127 Public Square,   Floor,
P.O. Box      , Cleveland, Ohio           , to the attention of The Lincoln
Electric Company ESOP. Delivery to the Trustee may be made by mailing, using the enclosed postage-prepaid envelope. It is the responsibility of each Participant to use a method of delivery that will ensure that his or her Voting Direction
Form is received by the Trustee prior to 5:00 P.M., local time, on           ,
1997.

     It is anticipated that the following will be voted upon at the Annual
Meeting:

     (1) Election of Directors. Please refer to the Proxy Materials for a description of this item.

     (2) Reclassification. At the Annual Meeting, the holders of the Shares will be asked to consider and vote upon a proposal (i) to amend the Company's Articles of Incorporation to eliminate the Class B Common Shares from the Company's authorized capital and (ii) to change the outstanding Class B Common Shares into Common Shares. These proposals are referred to collectively as the "Reclassification."

     The affirmative vote of holders of two-thirds of the outstanding Common Shares and Class B Common Shares and the affirmative vote of the holders of two-thirds of the outstanding Class B Common Shares voting separately as a class are required to approve the Reclassification.

     As of the record date, the Plan held 479,686 Class B Common Shares, which is 98.54% of the outstanding Class B Common Shares and 7,086 Class B Common Shares were held by individuals. The dividends on the Class B Common Shares have been currently paid and there are no arrearages.

     Class B Common Shares currently receive the same per share cash dividends as the Common Shares. Class B Common Shares also currently have the same voting rights as Common Shares.

     The express terms of the Class B Common Shares provide that no Class B Common Share may be sold or otherwise transferred (other than as a distribution from the ESOP) without offering the Company the opportunity to repurchase such share at a price equal to the book value of such share, plus any accrued but unpaid dividends on such share, rounded to the nearest dollar. Effective May 1, 1997, the book value per share for this purpose is $16.00 per share.

     If the Reclassification occurs, each Class B Common Share would be changed into a fraction of a Common Share based on the fair market value of a Common Share on the date of the Annual Meeting

(May 27, 1997). If the fair market value of a Common Share is $36.75 or less, each Class B Common Share would be changed into .60 of a Common Share. If the fair market value of a Common Share is more than $36.75, each Class B Common Share would be changed into a fraction of a Common Share resulting from dividing $22.00 by the fair market value of a Common Share on the date of the Annual Meeting (May 27, 1997). The fair market value of a Common Share would be the mean between the highest and lowest prices at which sales of Common Shares took place in regular trading reported on the NASDAQ National Market on the date of the Annual Meeting. If no trades occur on the date of the Annual Meeting, the next date preceding the date of the Annual Meeting on which trades occurred would be used.

     If the Reclassification occurs, the aggregate cash dividends payable on Class B Common Shares will decline because the change into Common Shares will be on less than a one-to-one ratio. Similarly, the voting power of the holders of the Class B Common Shares will be diluted because the change into Common Shares will be on less than a one-to-one ratio. In addition, holders of Class B Common Shares will no longer have a class vote in those situations where a class vote previously has been required by law.

     The following table sets forth, as examples, the numbers of Common Shares into which 100 Class B Common Shares would be changed at various levels of the market price of the Common Shares, and the resulting fair market value (as described above) of the Common Shares received at the various market price levels of the Common Shares.

                                                       FAIR MARKET
 FAIR MARKET                          NUMBER OF         VALUE OF
 VALUE OF A                         COMMON SHARES     COMMON SHARES
COMMON SHARE      EXCHANGE RATE       RECEIVED          RECEIVED
-------------     -------------     -------------     -------------
   $ 25.00             .60                60            $1,500.00
   $ 30.00             .60                60            $1,800.00
   $ 35.00             .60                60            $2,100.00
   $ 36.75             .60                60            $2,200.00
   $ 40.00             .55                55            $2,200.00
   $ 45.83             .48                48            $2,200.00

     If the market price of the Common Shares at the time the Trustee votes is at an amount that the Trustee determines would cause the Reclassification to violate ERISA, the Trustee will be required by ERISA to vote all Shares held in the Plan against the Reclassification, regardless of any Participant's instructions to the contrary.

     If the Reclassification occurs, the Class B Common Shares allocated to the Participant's Plan account (including fractional shares) will be changed into the number of Common Shares (including fractional shares) determined by the method described above. The Reclassification, will not affect the timing of any distributions to a Participant from the Plan.

     Please refer to the Proxy Materials for a more detailed discussion of the Reclassification.

     (3) Increase in Authorized Common Shares and Class A Common Shares. Please refer to the Proxy Materials for a description of this item.

     (4) Amendments to the Company's Code of Regulations. Please refer to the Proxy Materials for a description of this item.

     (5) Appointment of Independent Auditors. Please refer to the Proxy Materials for a description of this item.

     THIS VOTING DIRECTION STATEMENT CONTAINS A VERY GENERAL AND BRIEF SUMMARY OF THE MATTERS EXPECTED TO BE PRESENTED AT THE ANNUAL MEETING. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED DISCUSSION IN THE PROXY MATERIALS. EACH PARTICIPANT IS URGED TO READ THE PROXY MATERIALS.

CONFIDENTIALITY OF DIRECTIONS TO THE TRUSTEE AND ERISA

     ERISA, the Federal law referred to earlier in this Voting Direction Statement, requires the Trustee and any other fiduciary of the Plan to act prudently and solely in the interests of Participants and beneficiaries of the Plan.

     With regard to the matters discussed in this Voting Direction Statement, the Trustee has followed procedures designed to assure that the Plan's provisions are fairly implemented, that Participants have not been subjected to coercion or pressure in making their decisions as to whether and how to direct the Trustee to vote Shares, that necessary information has been provided to Participants, and that any clearly false information or misleading information has not been distributed to Participants (or that any false or misleading information that may have been distributed by the parties is corrected).

     If, however, you, as a Participant, believe that any of the foregoing has occurred, you should notify the Trustee in writing at the following address:

              Key Trust Company of Ohio, N.A.
              Attention: The Lincoln Electric Company ESOP
              127 Public Square
                   Floor
              P.O. Box
              Cleveland, OH

     Please send any such communication to the Trustee as soon as possible by first-class mail. Any such communication to the Trustee from a Participant will be kept confidential by the Trustee to the extent permitted by law. You should also be aware that your employer is prohibited under ERISA from discriminating against you for exercising any right that you have under ERISA.

     To the extent permitted by law, the Trustee will maintain the confidentiality of the Voting Direction Forms submitted by the Participants. The Voting Direction Forms will be received and reviewed only by the Trustee. Prior to the Annual Meeting, neither the Company nor any Participant or employee of the Company will have access to the Voting Direction Forms submitted by the Participants or any list of voting directions received from the Participants. The Trustee may make copies of the Voting Direction Forms available to its legal counsel. After the Annual Meeting, the Voting Direction Forms and any list of voting directions will be maintained as part of the permanent records of the Plan. Access to the Voting Direction Forms and any list of voting directions will be limited to those persons who must have access to such records in connection with the administration of the Plan.

     PLEASE MARK, SIGN, AND DATE THE ENCLOSED VOTING DIRECTION FORM AND RETURN IT TO THE TRUSTEE FOR RECEIPT PRIOR TO 5:00 P.M., LOCAL TIME, ON MAY 20, 1997. NO POSTAGE STAMP IS NECESSARY IF THE VOTING DIRECTION FORM IS MAILED IN THE UNITED STATES WITH THE ENCLOSED ENVELOPE.

                            THE LINCOLN ELECTRIC COMPANY

                    PROXY FOR 1997 ANNUAL MEETING OF SHAREHOLDERS
                   (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

  P    The undersigned hereby appoints Donald F. Hastings, H. Jay Elliott and Frederick
  R    G. Stueber, and each of them, as Proxies, with full power of substitution, to
  O    vote and act on behalf of the undersigned at the Annual Meeting of Shareholders
  X    of The Lincoln Electric Company to be held at Landerhaven, 6111 Landerhaven
  Y    Drive, Mayfield Heights, Ohio on May 27, 1997, at 4:00 p.m., or at any
       adjournment thereof, on all matters coming before the meeting.


       Election of Directors for term ending 2000 Nominees:               (change of address)
                                                                 ______________________________________
       David C. Lincoln, G. Russell Lincoln,                     ______________________________________
       Henry L. Meyer, III, and Frank L. Steingass               ______________________________________
                                                                 ______________________________________
                                                                 (If you have written in the above
                                                                 space, please mark the corresponding
                                                                 box on the reverse side of this card.)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE, FOR THE
RECLASSIFICATION (Item 2), FOR THE INCREASE IN AUTHORIZED SHARES (Item 3), FOR
THE REGULATIONS AMENDMENTS (Item 4), AND FOR RATIFICATION OF THE INDEPENDENT
AUDITORS (Item 5).

                                                                                   _______________
                                                                                  |               |
                                                                                  |  SEE REVERSE  |
                                                                                  |      SIDE     |
                                                                                  |_______________|

---------------------------------------------------------------------------------------------------------
                                             DETACH CARD

[ X ]  PLEASE MARK YOUR                                   SHARES IN YOUR NAME
       VOTES AS IN THIS
       EXAMPLE.

   DIRECTORS RECOMMEND A VOTE FOR        DIRECTORS RECOMMEND A VOTE FOR                   DIRECTORS RECOMMEND A VOTE FOR
                   FOR   WITHHELD                           FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN
1. Election of     [ ]     [ ]        2. Reclassification   [ ]     [ ]       [ ]      3. Increase in     [ ]     [ ]       [ ]
   Directors                                                                              Authorized
   (see reverse)                                                                          Shares

For, except vote withheld from the following nominee(s):
________________________________________________________                                  DIRECTORS RECOMMEND A VOTE FOR
                                                                                                          FOR   AGAINST   ABSTAIN
                                                                                       4. Regulations     [ ]     [ ]       [ ]
                                                                                          Amendments

                                                                                          DIRECTORS RECOMMEND A VOTE FOR
                                                                                                          FOR   AGAINST   ABSTAIN
                                                                                       5. Ratification    [ ]     [ ]       [ ]
                                                                                          of Independent
                                                                                          Auditors
                                                         Change
                                                           of     [ ]
                                                         Address

   SIGNATURE(S)_________________________________________________________   DATE __________    In their discretion, the Proxies are
                                                                                              authorized to vote upon
   SIGNATURE(S)_________________________________________________________   DATE __________    such other business as may properly
   NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.           come before this meeting.
         When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                                                               DETACH CARD



               THE LINCOLN ELECTRIC EMPLOYEE STOCK OWNERSHIP PLAN

               VOTING INSTRUCTION CARD FOR 1997 ANNUAL MEETING OF
                  SHAREHOLDERS OF THE LINCOLN ELECTRIC COMPANY


    Election of Directors for term ending 2000 Nominees:

    David C. Lincoln, G. Russell Lincoln, Henry L. Meyer, III, and Frank L. Steingass


The Trustee of the ESOP will vote upon such other business as may properly come before the meeting in its discretion.


                                                             ________________
                                                            |                |
                                                            |   SEE REVERSE  |
                                                            |       SIDE     |
                                                            |________________|

--------------------------------------------------------------------------------
                                  DETACH CARD


[ X ]  PLEASE MARK YOUR                                   CLASS B SHARES ALLOCATED TO YOUR ACCOUNT
       DIRECTIONS AS IN THIS
       EXAMPLE.

To  Key Trust Company of Ohio, N.A., as Trustee:
    I am a participant in the ESOP and I have received a copy of the Voting
    Direction Statement provided to Participants. I hereby direct you as follows with respect to the Class B Common Shares allocated to my account under the ESOP.

                   FOR   WITHHELD                           FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN
1. Election of     [ ]     [ ]        2. Reclassification   [ ]     [ ]       [ ]      3. Increase in     [ ]     [ ]       [ ]
   Directors                                                                              Authorized
   (see reverse)                                                                          Shares

For, except vote withheld from the following nominee(s):
________________________________________________________                                                  FOR   AGAINST   ABSTAIN
                                                                                       4. Regulations     [ ]     [ ]       [ ]
                                                                                          Amendments


                                                                                                          FOR   AGAINST   ABSTAIN
                                                                                       5. Ratification    [ ]     [ ]       [ ]
                                                                                          of Independent
                                                                                          Auditors


        I have read and understand the Proxy Statement and the Voting Direction Statement provided. I hereby direct Key
        Trust Company of Ohio, N.A., as special trustee of the ESOP, to follow the direction set forth above. I acknowledge and agree that I am acting as a "named fiduciary" in providing this direction.


        SIGNATURE(S)____________________________________________________________________________   DATE ___________________
        NOTE: This voting direction form must be properly completed and signed if it is to be followed. If the form is not signed, the directions indicated will not be accepted. Please return this voting direction form to
              Key Trust Company of Ohio, N.A., in the enclosed envelope by    p.m., Eastern Standard Time,        , 1997.

        Your directions on this voting direction form will be kept confidential.

        If you do not return this form by the deadline, Key Trust Company of Ohio, N.A., will vote the Class B Common Shares allocated to your account in its discretion.

        You will be a "named fiduciary" with respect to all shares for which you are entitled to give instructions.

----------------------------------------------------------------------------------------------------------------------------------
                                                               DETACH CARD


                   THE LINCOLN ELECTRIC EMPLOYEE SAVINGS PLAN

               VOTING INSTRUCTION CARD FOR 1997 ANNUAL MEETING OF
                  SHAREHOLDERS OF THE LINCOLN ELECTRIC COMPANY


     Election of Directors for term ending 2000, Nominees:

     David C. Lincoln, G. Russell Lincoln, Henry L. Meyer, III, and Frank L Steingass


THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT OR BENEFICIARY.

In its discretion, the Trustee of the Employee Savings Plan is authorized to vote upon such other business as may properly come before this meeting.

                                                             ________________
                                                            |                |
                                                            |   SEE REVERSE  |
                                                            |       SIDE     |
                                                            |________________|

------------------------------------------------------------------------------
                                  DETACH CARD

[ X ]  PLEASE MARK YOUR                                   SHARES ALLOCATED TO YOUR ACCOUNT
       INSTRUCTIONS AS IN THIS
       EXAMPLE.

   DIRECTORS RECOMMEND A VOTE FOR        DIRECTORS RECOMMEND A VOTE FOR                   DIRECTORS RECOMMEND A VOTE FOR
                   FOR   WITHHELD                           FOR   AGAINST   ABSTAIN                       FOR   AGAINST   ABSTAIN
1. Election of     [ ]     [ ]        2. Reclassification   [ ]     [ ]       [ ]      3. Increase in     [ ]     [ ]       [ ]
   Directors                                                                              Authorized
   (see reverse)                                                                          Shares

For, except vote withheld from the following nominee(s):
________________________________________________________                                  DIRECTORS RECOMMEND A VOTE FOR
                                                                                                          FOR   AGAINST   ABSTAIN
                                                                                       4. Regulations     [ ]     [ ]       [ ]
                                                                                          Amendments

                                                                                          DIRECTORS RECOMMEND A VOTE FOR
                                                                                                          FOR   AGAINST   ABSTAIN
                                                                                       5. Ratification    [ ]     [ ]       [ ]
                                                                                          of Independent
                                                                                          Auditors


   SIGNATURE(S)__________________________________________________________________________________   DATE _________________
   NOTE: PLEASE SIGN AND MAIL THIS VOTING INSTRUCTION CARD TO KEY TRUST COMPANY OF OHIO, N.A. IN THE ENCLOSED
   ENVELOPE -- NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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                                                               DETACH CARD